UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

RED ROBIN GOURMET BURGERS, INC.
10000 E. Geddes Avenue, Suite 500
Englewood, CO 80112
(303) 846-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 18, 2023

When: 8:00 a.m. MDT, on Thursday May 18, 2023.
Where: Red Robin’s Yummm U, located at 10000 East Geddes Avenue, Unit 500, Englewood, Colorado 80112 for the following purposes:
Items of Business:
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Proposal 1: To elect Anthony S. Ackil, Thomas G. Conforti, Cambria W. Dunaway, G.J. Hart, Steven K. Lumpkin, David A. Pace, Allison Page, and Anddria Varnado as directors of the Company for one-year terms;

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Proposal 2: To approve, on an advisory basis, the compensation of our named executive officers;

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Proposal 3: To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation;

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Proposal 4: To approve the Amended and Restated Employee Stock Purchase Plan, as described in the attached proxy statement;

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Proposal 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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To transact such other business as may properly come before the meeting.

We intend to hold our annual meeting in person again this year. As always, we encourage you to vote your shares prior to the annual meeting.
Record Date: Stockholders as of March 21, 2023 are entitled to vote.
Annual Report: Red Robin Gourmet Burgers, Inc. (“we” or the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an annual report on Form 10-K for the fiscal year ended December 25, 2022. A copy of the annual report on Form 10-K has been made available concurrently with this proxy statement to all of our stockholders entitled to notice of and to vote at the annual meeting. In addition, you may obtain a copy of the annual report on Form 10-K, without charge, by writing to Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
Who Can Attend: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.
Date of Mailing: This Notice of Annual Meeting of Stockholders and related proxy materials are being distributed or made available to stockholders beginning on or about April 3, 2023.

Your Vote Is Important
Whether or not you plan to attend, it is important that your shares be voted at the meeting.
Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible. Thank you for your continued support of Red Robin.
By Order of the Board of Directors,
Sarah A. Mussetter
Secretary
Englewood, Colorado
April 3, 2023
Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

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PROXY SUMMARY
MEETING AGENDA, VOTING MATTERS, AND BOARD VOTING RECOMMENDATIONS
Proposal		Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	FOR All nominees	9
2	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	FOR	66
3	Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation	Every ONE (1) year	67
4	Approval of the Amendment to the Amended and Restated Employee Stock Purchase Plan	FOR	68
5	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023	FOR	72

ELECTION OF DIRECTORS
The following provides summary information about each director nominee. Our director nominees possess a range of diverse skills, backgrounds, experience, and viewpoints that we believe are integral to an effective board. Detailed information about each individual’s qualifications, experience, skills, and expertise can be found starting on page 10.
Director Nominee	Age	Director Since	Principal Occupation	Independent	Current Committee Assignments
Anthony S. Ackil	48	2020	Chief Executive Officer of Streetlight Ventures	✓	AC, NGC
Thomas G. Conforti	64	2019	Former Senior Advisor, Executive Vice President and Chief Financial Officer, Wyndham Worldwide	✓	*FC, AC
Cambria W. Dunaway	60	2014	Former Chief Marketing Officer, Duolingo	✓	*NGC
G.J. Hart	65	2019	President and Chief Executive Officer, Red Robin
Steven K. Lumpkin	68	2016	Consultant, Former Executive Vice President, Chief Financial Officer and director, Applebee’s	✓	*AC, FC
David A. Pace	64	2019	Co-Chief Executive Officer, Tastemaker Acquisition Corporation	✓	(C), CC
Allison Page	38	2020	Co-Founder and President, SevenRooms	✓	FC, NGC
Anddria Varnado	37	2021	GM and Head of the Consumer Business, Kohler Company	✓	CC, NGC
AC	Audit Committee	(C)	Denotes Chair of the Board
CC	Compensation Committee	*	Denotes Chair of the Committee
NGC	Nominating and Governance Committee	FC	Finance Committee

*
Director Kalen Holmes will continue her service as a chair of the Compensation Committee until her departure at the time of the 2023 annual meeting. At such time, Anthony S. Ackil will assume the chair of the Compensation Committee and will conclude his service on the Nominating and Governance Committee.

DIRECTOR NOMINEE STATISTICS
87.5%	37.5%	12.5%	25%	55.5	4.5
Independence	Gender Diversity	Racial/Ethnic Diversity	Board committees chaired by women	Years Average Age	Years Average Tenure

BOARD CHARACTERISTICS AND SKILLS
Experience / Skills	David A. Pace (Chairman)	Anthony S. Ackil	Thomas G. Conforti	Cambria W. Dunaway	G. J. Hart	Steven K. Lumpkin	Allison Page	Anddria Varnado
Public C-Suite Experience	✓		✓	✓	✓	✓
Restaurant / Hospitality Executive Leadership	✓	✓	✓		✓	✓	✓
Accounting / Financial Expertise	✓	✓	✓		✓	✓	✓
Business Transformation	✓		✓		✓	✓		✓
Technology Strategy	✓	✓	✓		✓	✓	✓	✓
Marketing / Consumer Insights	✓		✓	✓	✓	✓	✓	✓
M&A Experience	✓		✓			✓	✓	✓
Gender Diverse				✓			✓	✓
Ethnically Diverse								✓
Governance	✓			✓		✓		✓
CORPORATE GOVERNANCE HIGHLIGHTS
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Declassified board of directors

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Independent chair of the board of directors

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All directors and director nominees are independent other than our CEO

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All committee members are independent

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Majority voting standard for uncontested director elections

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Plurality voting standard for contested director elections

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In 2023, we adopted amendments to our bylaws to establish a proxy access right applying corporate best practices, which allows stockholders holding 3% or more of our common stock continuously for 3 or more years to include up to two director nominations (or up to 20% of our board) in our proxy statement, subject to terms and procedures set out in the bylaws

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Board members have diverse backgrounds, expertise, and skills

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Robust board, committee, and director evaluation process completed annually instead of age or term limits

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Board of directors and each committee regularly meet in executive session without members of management

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Frequent engagement with institutional investors

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Annual review of our succession plan and talent development plan

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Directors receive regular governance updates to stay well-informed and evaluate governance trends

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Limits on outside board service for board members

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Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

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Directors regularly participate in programs focused on in-boardroom and outside director education

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Focus on environmental stewardship

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Robust clawback policy in place

STOCKHOLDER INTERESTS AND RIGHTS
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Ability for stockholders to call special meeting

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In 2023, we adopted amendments to our bylaws to establish a proxy access rights for stockholders

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Input from stockholder outreach incorporated in decision-making process

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Pay for performance focused executive compensation structure aligned with stockholders

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Prohibition of hedging and pledging of Company securities by executive officers and directors

STOCKHOLDER ENGAGEMENT
We believe that strong corporate governance includes engagement with our stockholders and considering their views. In the last 12 months, we held meetings and discussions with stockholders representing more than 30% of our outstanding shares. We greatly value the feedback received from our stockholders. This engagement provides valuable insight that informs the work of both management and the board.
RRGB Participants	Types of Engagement	Topics Covered
• Executive management • Board and Committee Chairs, where appropriate
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Calls and meetings with stockholders (portfolio managers and corporate governance/stewardship professionals)

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Investor conferences

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Earnings conference calls

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Proxy advisory firms

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Prospective stockholders

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Virtual director / investor meetings

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New North Star strategy (described below)

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Key strategic initiatives and opportunities

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New Management Team

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Financial performance and goals

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Capital structure and capital allocation priorities

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Board composition: qualifications, diversity, skills, succession, and leadership

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Governance best practices (such as proxy access)

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ESG risks and opportunities

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Risk management

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Executive compensation

Engagement with our stockholders informed our actions in the topic areas covered above, particularly our changes to executive composition and board composition, ESG strategy, and our governance practices including the addition of proxy access to enhance our governance practices.

COMPANY HIGHLIGHTS
We are committed to taking bold action through new senior team leadership to deliver long term sustainable growth. In 2022, we announced the appointment of a new Chief Executive Officer, G.J. Hart, and subsequently announced a series of permanent and interim senior team appointments as part of the formation of a new leadership team focused on driving growth and long-term shareholder value.
The Company also recently released its North Star five-point plan designed to enhance the Company’s competitive positioning. The North Star five-point plan consists of the following:
Transform to an operations focused restaurant company:
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Empower decision making by Operators at the unit level

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Incent and reward Operators to drive business growth and results

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Restructured support organization

Elevate the Guest experience:
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Invest in People, food quality, and the restaurant facility

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New cooking platform to fully deliver on our commitment to Gourmet Burgers

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Menu refresh adding variety of both offerings and price points

Remove costs and complexity:
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Optimize the supply chain to reduce costs and ensure consistent delivery of high-quality product

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Evaluate vendors for need, performance, and competitive costs

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Implement ongoing process to reduce costs through actions that uphold our commitment to a great Guest experience

Optimize Guest engagement:
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Engage with and support the local communities in which we operate

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Enhance the off-premise experience

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Further build and engage with Guests through Red Robin Royalty® loyalty program

Drive growth in comparable restaurant revenue & unit level profitability, and deliver financial commitments:
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Regain credibility with the investment community

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Drive performance in the existing base of restaurants, earning the right to resume new unit growth

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Deliver financial guidance commitments

The Red Robin vision is to be the restaurant brand that our communities trust most…YUMMM®!

SUSTAINABILITY
Red Robin is a company that cares; we strive to make the world a better place for our Team Members, our community, and our planet. We are undertaking a more formal and robust sustainability journey with meaningful goals to align with the industry standards provided by the Sustainability Accounting Standards Board (the “SASB”). We will continue to adapt our sustainability approach integrated with our North Star strategic priorities. In 2022, we published our first sustainability report. This report and future sustainability reports can be found on our website at ir.redrobin.com.
Corporate Responsibility: Environmental, Social, and Governance (ESG)
ESG is reviewed at the stakeholder, Board and management levels:
Stakeholder: We believe it is imperative that our ESG strategy is part of and aligned with our Company vision and overall corporate strategy. We are incorporating ESG initiatives into our North Star strategy and updated long-range strategic planning. We have been engaging with our stakeholders to discuss the ESG topics most important to them and conducted a double materiality exercise that was completed in early 2023. We are evaluating meaningful metrics and targets for our ESG priority areas for the near term and the future.
Board: ESG is a board-level priority. The Board, acting directly and through its committees, is responsible for the oversight of Red Robin’s ESG strategy. The Nominating and Governance Committee generally oversees Red Robin’s ESG goals and objectives and supports implementation of the Company’s ESG priorities. However, the full board retains overall ESG oversight responsibility because we believe full board oversight is important to ensure ESG is part of, and aligned with, our overall Company strategy. Management regularly reports directly to the Nominating and Governance Committee and to the full board regarding key recommendations, progress, and outcomes related to implementation of our ESG strategy.
Management: Execution of Red Robin’s ESG strategy is overseen by our executive team. The Company’s ESG Committee, including senior leaders from our business and functional teams, are responsible for setting direction and driving accountability as we address priority issues, work with key stakeholders, and measure and report our progress.
Our ESG practices are focused across three pillars: People, Product, and Place and our strong governance underlies each pillar.
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People. We strive to ensure our Team Members live out and benefit from our core values: Integrity, Fun, Unbridled Hospitality, and High Performance. We believe that when we live out these values, we win together!Winning together is our core objective. We nurture this culture by ensuring that our people front and center, that they have a clear understanding of what is expected, and that people love working for our brand. We strive to provide our people with a great place to work, opportunities for growth, and competitive compensation for their contributions. Our values empower and motivate our Team Members and create a Company culture that we collectively take pride in every day. We also provide our Team Members the opportunity to grow and develop, we promote health and safety, and we value inclusion, diversity, and engagement. 2022 highlights include:

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Health & Safety. We operate with the health, safety, and well-being of Red Robin’s Team Members, Guests, and communities in mind. We strive to comply with applicable federal, state and local regulatory requirements for health and safety. Our restaurants are regularly inspected by independent food safety auditors.

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Diversity, Equity, and Inclusion. At Red Robin, our Guests and Team Members reflect the communities we serve and can come as they are. We champion a culture of inclusion, diversity of thought, perspective and experience, all vital ingredients of a winning recipe. We have a successful Women’s Excellence program, a Company-wide resource group to support and inspire Team Members through development, networking, leadership, and other resources while fueling a culture of opportunity and diversity. In 2022, we established a 10-member Diversity, Equity, and Inclusion Council to develop a long-term strategy and plan for our Company. This group meets on a recurring basis to assess opportunities for the Company to improve its efforts to create a best-in-class work environment that thrives on inclusion and diversity of thought. This Council is comprised of cross functional leaders and has executive sponsorship. Representatives of the Council meet with our Executive Team and Board of Directors on a periodic basis to provide recommendations and updates on our progress against our evolving DE&I objectives.
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Team Member Engagement. We regularly collect feedback to better understand and improve Team Member experience and identify opportunities to strengthen our culture. In late 2022, we partnered with an outside vendor to launch a new Team Member engagement survey across our enterprise. Launch is set for mid-2023. We plan to use this information to gather insights from our Team Member population and identify opportunities to better meet their needs.

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Please see our 2022 annual report on Form 10-K for a full discussion of our approach to human capital management.

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Product. Red Robin believes in offering high quality ingredients and maintains high food quality and safety standards. We continue to evaluate our high quality ingredients.

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Current Ingredients include:

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Burgers made with all-natural, domestic, 100% USDA-inspected beef, free of preservatives, artificial and added ingredients.

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Chicken with no hormones and no steroids. Our suppliers rely on family farms who raise chicken outside of cages.

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Animal Welfare. We are committed to farm animal welfare and support suppliers with high industry standards for humane farming. Examples of our support of the animal well-being of farm animals in our supply chain include eggs: currently, approximately 15% of our egg purchases are cage-free and we continue to evaluate increasing our cage-free egg supply. We are also committed to broiler chicken welfare, humanely raised pork, and we offer our Guests plant-based protein alternatives on our menu.

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Responsible Suppliers. We require all of our suppliers to participate in third-party audits to ensure the humane treatment of animals in our supply chain. Red Robin has high quality standards for our suppliers and our growers to help maintain the sustainability and integrity of our supply chain. We recognize and celebrate our suppliers for their sustainability progress.

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Place. Over the last several years, Red Robin has taken steps to reduce climate risk, including the following actions: (i) switched to energy-efficient LED lighting in our corporate owned restaurants, (ii) experimented with using solar panels in select restaurants, (iii) actively managed energy and water usage, and (iv) expanded our recycling and waste reduction efforts.

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GHG Emissions. In 2022, we first published our greenhouse gas (GHG) emissions, in line with U.S. Environmental Protection Agency (EPA) standards. We expect that establishing this baseline and tracking year-to-year will help us visualize annual improvements.

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Packaging Optimization. We continue to experiment with our off-premise and beverage packaging. In 2022, we removed over 150,000 pounds of Styrofoam packaging from our corporate-owned restaurants, replacing them with fiber alternatives.

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Support Center Recycling. At our restaurant support center, we recycle paper, cardboard, glass, plastic, steel and aluminum containers. We eliminated much of our paper, energy, ink, and transportation waste by transitioning to electronic processes and funds transfer.

We highlight our activities in these areas in the “Environmental, Social and Governance” section of our corporate website at https://ir.redrobin.com/esg including our current and future sustainability reports.

EXECUTIVE COMPENSATION PRACTICES
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Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

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Independent Compensation Committee approves executive compensation structure and performance goals

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Independent compensation consultant advises the Compensation Committee

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Payouts under our annual and long-term incentive compensation plans are capped

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Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if total stockholder return (TSR) is negative

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Double trigger required for cash severance and equity vesting upon change in control (other than certain performance awards)

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Meaningful stock ownership guidelines for executives and board members

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Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

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Clawback policy for the return of certain cash and equity executive incentive compensation in the event of a financial restatement

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Limited perks

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No incentivizing of short-term results to the detriment of long-term goals and results

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Compensation practices are appropriately structured to avoid incentivizing excessive risk taking

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No excise tax gross ups for change in control related situations

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No repricing of underwater options without stockholder approval

PROXY STATEMENT
The Board of Directors (“board” or “board of directors”) of Red Robin Gourmet Burgers, Inc. (“Red Robin” or the “Company”) is first providing this proxy statement on or about April 3, 2023 to stockholders in connection with the solicitation of proxies on its behalf to be voted at the annual meeting of stockholders. The meeting will be held on Thursday, May 18, 2023, beginning at 8:00 a.m. MDT, at Red Robin’s Yummm U, located at 10000 East Geddes Avenue, Unit 500, Englewood, Colorado 80112. The proxies may be voted at any time and date to which the annual meeting may be properly adjourned or postponed.
This proxy statement, including the proxy statement summary included herein, includes several website addresses and references to additional materials found on those websites, including our sustainability report. These websites and materials are not incorporated by reference herein.
PROPOSAL 1:
ELECTION OF DIRECTORS
HOW OUR DIRECTORS ARE SELECTED, QUALIFIED, AND ELECTED
Our board of directors is highly engaged and committed to effective governance as reflected in the following actions:
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effective management of a recent CEO succession process

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design and oversight of compensation plans that emphasize internal and external pay parity and that align our executives’ interests with those of stockholders

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creation and maintenance of good governance principles and practices that get high scores from leading governance third parties

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steady refreshment of their own membership

As of the date of this proxy statement, 89% of our board is independent. Our board of directors consists of nine directors, all of whom are independent except our CEO. Ms. Holmes will retire and conclude her board service at the 2023 annual meeting of stockholders.
Following the annual meeting, if all director nominees are elected, all of our directors will be independent except for our CEO.
Following Ms. Holmes’ departure from the board as of the date of the 2023 annual meeting, the board size will be reduced to eight members. Ms. Holmes will continue her service as a chair of the Compensation Committee until her departure at the time of the 2023 annual meeting. At such time, Anthony S. Ackil will assume the chair of the Compensation Committee. The board may decide at a later time to add one or more directors who possess skills and experience that may be beneficial to our board and the Company.
All of our directors are elected on an annual basis for a one-year term. The directors elected at this annual meeting will serve in office until our 2024 annual meeting of stockholders or until their successors are duly elected and qualified. Each of our nominees has consented to serve if elected and we expect each of them will be able to serve if elected. If any of our nominees should become unavailable to serve as a director, our board of directors can name a substitute nominee, and the persons named as proxies in the proxy card, or their nominees or substitutes, will vote your shares for such substitute nominee unless an instruction to the contrary is written on your proxy card.
The board recommends that you vote FOR all of the board’s nominees to serve as directors of the Company.

Selecting Nominees for Director
Our board has delegated to the Nominating and Governance Committee the responsibility for reviewing and recommending nominees for director. The board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the committee.
In evaluating a director candidate, the Nominating and Governance Committee considers the candidate’s independence; character; corporate governance skills and abilities; business experience; industry specific experience; training and education; commitment to performing the duties of a director; and other skills, abilities, or attributes that fill specific needs of the board or its committees. Our board is committed to diversity and the Nominating and Governance Committee considers diversity in business experience, professional expertise, gender, and ethnic background, along with various other factors when evaluating director nominees. The Nominating and Governance Committee will use the same criteria in evaluating candidates suggested by stockholders.
The Nominating and Governance Committee is authorized under its charter to retain, at our expense, outside search firms and any other professional advisors it deems appropriate to assist in identifying or evaluating potential nominees for director.
Director Nominees
Below, you can find the principal occupation and other information about each of our director nominees standing for election at the annual meeting. Information related to each of our director nominee’s key attributes, experience, and skills, as well as their recent public company board service is included with each director’s biographical information. Our board is comprised of a highly diverse array of leaders with relevant experience and leadership in each of the key areas of greatest importance to our financial and more general sustainability. These attributes are core to our ability to be nimble and take advantage of opportunities as they arise. In 2023, eight of our nine current directors are standing for re-election. Director Kalen F. Holmes will retire and conclude her board service effective upon the conclusion of the annual meeting.

Anthony S. Ackil, 48
Director Since: March 2020
Current Committees:
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Audit

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Nominating and Governance*

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As of the date of the annual meeting, Mr. Ackil will conclude service on the N&G Committee and begin service as Compensation Committee Chair

Other Board Service:
Project Bread (2018-present)
Tio Juan’s Margaritas (2018-present)
B.GOOD (2004-2021)
B.GOOD Family Foundation (2014-2021)

BIOGRAPHY
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Mr. Ackil currently serves as CEO of Streetlight Ventures, a restaurant management platform that supports, manages, acquires, and invests in small to mid-sized restaurant brands, having founded the company in 2019.

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Previously, from 2004 to 2018, he served as CEO of B.GOOD, a healthy fast casual brand that grew to over 80 locations under his leadership. Earlier in his career, he worked as a consultant for IBM, focusing on internet strategy and corporate structure, and as a consultant at PricewaterhouseCoopers.

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Mr. Ackil holds a B.A. in government from Harvard University.

DIRECTOR QUALIFICATIONS
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Mr. Ackil brings to the board of directors more than 15 years of executive experience in the restaurant industry, both as the chief executive of a fast casual brand, and as the chief executive of a restaurant management platform, which has enabled him to cultivate deep strategy expertise and understanding of the operations of numerous brands across the industry. Mr. Ackil also brings to our board prior experience in technology, accounting and finance, all of which provide him with the qualifications and skills to serve as a director.

Thomas G. Conforti, 64
Director Since: August 2019
Current Committees:
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Finance (Chair)

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Audit

Other Board Service:
Vista Life Innovations (2020-present)
American School for the Deaf (2020-present)
eMind LLC (2000-2005)

BIOGRAPHY
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Most recently, from 2017 to 2018, Mr. Conforti served as Senior Advisor to Wyndham Worldwide, where he advised on strategic transactions.

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Previously, from 2009 to 2017, served as Executive Vice President and Chief Financial Officer for Wyndham Worldwide, during which time the company’s total stockholder return (TSR) significantly outperformed the market and where Mr. Conforti had direct responsibility for finance, technology, real estate, and purchasing functions. Additionally, from 2002 to 2008, Mr. Conforti served as the Chief Financial Officer for IHOP/Dinequity. Earlier in his career, he served in leadership positions at The Walt Disney Company overseeing various lines of business, including catalog, U.S. book and magazine publishing and global merchandise licensing, as well as leadership positions at PepsiCo, Inc. and KB Home, among others. Mr. Conforti has also served as a Senior Fellow at Harvard’s Advanced Leadership Initiative.

DIRECTOR QUALIFICATIONS
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Mr. Conforti’s experience as a chief financial officer at several leading public companies across the restaurant and hospitality industries for almost two decades has given him unique knowledge of and experience with complex financial matters, as well as relevant experience in corporate finance and in financial and corporate administration. Mr. Conforti also brings more than 30 years of financial and corporate leadership experience, with expertise in strategy and business transformation including by overseeing corporate turnarounds, as well as expertise in marketing and consumer insights, all of which provide Mr. Conforti with the qualifications and skills to serve as a director.

Cambria W. Dunaway, 60
Director Since: June 2014
Current Committees:
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Nominating and Governance (Chair)

Other Public Company Board Service:
Planet Fitness Inc. (2017-present)
Other Board Service:
Go Health (2017-2021)
FLO (2022-present)
Past Public Company Board Service:
Nordstrom FSB (2014-2017)
Marketo (2015-2016)
Brunswick Corporation (2006-2014)

BIOGRAPHY
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Since 2022, Ms. Dunaway has provided executive coaching and board and advisement services.

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Previously, from 2018 to 2022, Ms. Dunaway served as Chief Marketing Officer for Duolingo, a language education platform. Since 2017, she has served as a director of Planet Fitness, where she also serves as Chair of the nominating and governance committee. Previously, she served as a private consultant supporting organizations with strategic initiatives to accelerate growth and innovation, and coached leaders on how to achieve maximum results, impact, and enjoyment. From 2010 to 2014, Ms. Dunaway served as the U.S. President and Global Chief Marketing Officer of KidZania, an international location-based entertainment concept focused on children’s role-playing activities. From 2007 to 2010, she served as Executive Vice President for Nintendo, with oversight of all sales and marketing activities for the company in the United States, Canada, and Latin America. From 2003 to 2007, Ms. Dunaway served as Chief Marketing Officer for Yahoo!, and previously in various leadership roles in sales and marketing at Frito-Lay for 13 years, including serving as the company’s Chief Customer Officer and as Vice President of Kids and Teens Marketing.

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Ms. Dunaway holds a B.S. in business administration from the University of Richmond and an M.B.A. from Harvard Business School.

DIRECTOR QUALIFICATIONS
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Ms. Dunaway’s far-reaching marketing and operational experience, including through leadership positions with global brands spanning multiple industries and diverse consumer demographics, enables her to bring our board more than 20 years of experience in marketing and consumer insights. She also brings significant public company leadership and board experience, all of which provides her with the experience, skills and qualifications to serve as a director.

G.J. Hart, 65
Director Since: August 2019
Other Board Service:
Make A Wish Foundation (2012-2022)
Portillo’s (2014-present)
James Madison University of Business
(2005-Present)
The Hart School (2006-present)
Past Public Company Board Service: Texas Roadhouse (2004-2011)

BIOGRAPHY
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Mr. Hart has served as our Chief Executive Officer since August 2019.

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Previously, Mr. Hart served as Chief Executive Officer for Torchy’s Tacos, a privately-held fast-casual restaurant concept, from 2018 until his retirement in December 2021. From 2011 to 2018, he served as Executive Chairman and Chief Executive Officer of California Pizza Kitchen. From 2000 to 2011, he served as President of Texas Roadhouse Holdings, LLC, and as Chief Executive Officer and member of the board from 2004 to 2011, during which time the company’s TSR outperformed the market and the company increased revenues from $63 million to over $1 billion. Earlier in his career, he held leadership positions at TriFoods International, New Zealand Lamb Company, and Shenandoah Valley Poultry, among others.

DIRECTOR QUALIFICATIONS
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Mr. Hart’s more than 35 years of leadership in the food and beverage industry and his proven track record of driving growth and innovation, as well as his current leadership of our company as Chief Executive Officer, provide him with the qualifications and skills to serve as a director.

Steven K. Lumpkin, 68
Director Since: August 2016
Current Committees:
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Audit (Chair)

■
Finance

Other Board Service:
Hodgdon Powder Company (2015-present)
Trading Company Holdings, LLC (2015-2022)
Fiorella Jack’s Stack Restaurant Group
(2009-present)
Trabon Companies (2013-2020)
Past Public Company Board Service: Applebee’s International, Inc. (2004-2007)

BIOGRAPHY
•
Mr. Lumpkin currently serves as Principal of Rolling Hills Capital Partners, a consulting firm.

•
From 1995 until retirement in 2007, he served in various executive positions at Applebee’s International, Inc., including as Chief Financial Officer and Treasurer from 2002 to 2007, during which time the company’s TSR outperformed the market, and Director from 2004 to 2007. Previously, he served as Executive Vice President and Director at Kimberly Quality Care, Inc.

•
Mr. Lumpkin holds a B.S. in Accounting from the University of Missouri-Columbia and is a CPA.

DIRECTOR QUALIFICATIONS
•
Mr. Lumpkin’s more than 30 years of corporate leadership experience, including in the healthcare and management consulting industries, has provided him with extensive business, management and corporate governance experience, including in M&A and business transformation. His financial executive leadership of Applebee’s also enables him to bring to our board significant industry knowledge, particularly with respect to financial and accounting matters, all of which provide him with the qualifications and skills to serve as a director.

David A. Pace, 64
Director Since: August 2019 (Board Chair since November 2019)
Current Committee:
■
Compensation

Other Public Company Board Service:
Farmer Brothers Co. (2023-present)
Tastemaker Acquisition Corporation
(2020-present)
Other Board Service:
Dallas Stars Ownership Advisory Board (2017-present)
Authentic Restaurant Brands (2022-present)
Past Public Company Board Service:
Jamba Juice (2012-2018)

BIOGRAPHY
•
Since October 2020, Mr. Pace has served as Co-Chief Executive Officer of Tastemaker Acquisition Corporation, a special purpose acquisition company focusing on the restaurant, hospitality, and related technology and service sectors.

•
Previously, from 2012 to 2018, he served as Director of Jamba Juice and as CEO from 2016 to 2018, during which the company delivered 8 consecutive quarters of comparable store sales growth that exceeded the industry benchmark, exited non-core and underperforming business units, and successfully merged with Focus Brands. From 2014 to 2016, Mr. Pace served as President of Carrabba’s Italian Grill, and as Executive Vice President and Chief Resource Officer of Bloomin’ Brands from 2010 to 2014. Previously, he held executive positions with Starbucks Coffee Company, PepsiCo, Inc., and Yum! Brands, Inc.

DIRECTOR QUALIFICATIONS
•
Mr. Pace brings more than 30 years of leadership in the restaurant, hospitality and related technology and service sectors, where he has been responsible for key strategic transformations and financial performance turnarounds. Mr. Pace’s executive positions at a range of public and private companies across the food and hospitality market and in related industries enables him to bring a unique skillset in food and beverage retail, consumer products and corporate governance, all of which provide him with the skills and qualifications to serve as a director.

Allison Page, 38
Director Since: February 2020
Current Committees:
■
Nominating and Governance

■
Finance

Other Board Service: SevenRooms, Inc. (2011-present) Pillsbury Institute for Hospitality
Entrepreneurship at Cornell University (2018-present)

BIOGRAPHY
•
Ms. Page is the co-Founder and Chief Product Officer of SevenRooms, a data-driven operations, marketing, and guest engagement platform that empowers hospitality operators to maximize revenue, build brand loyalty, and enable personalized experiences. Since SevenRooms’ founding in 2011, she has been responsible for driving product innovation; defining the company’s product roadmap, vision, and strategic positioning; and scaling the platform to over 1,000 cities worldwide. She has been named one of Hospitality Technology’s 2019 “Top Women in Restaurant Technology,” named one of Crain’s “40 under 40” in 2022, and named a “Woman of Influence” in 2022 by the New York Business Journal, and SevenRooms was named to Inc.’s annual list of Best Workplaces for 2022. Ms. Page began her career in investment banking at Credit Suisse.

•
Ms. Page holds a B.S. in Finance and Real Estate from The Wharton School, University of Pennsylvania.

DIRECTOR QUALIFICATIONS
•
Ms. Page’s experience as an entrepreneur in the hospitality industry and launching, building and commercializing high-growth technology platforms at scale across global restaurant, hotel and entertainment brands has enabled her to gain unique and extensive experience in the areas of technology, guest experience, guest engagement, data analytics, consumer trends and M&A experience, all of which provide her with the qualifications and skills to serve as a director.

Anddria Varnado, 37 Director Since: March 2021 Current Committees: ■ Nominating and Governance ■ Compensation Other Public Company Board Service: Umpqua Holdings Corporation (2018-present)
BIOGRAPHY
•
Since December 2020, Ms. Varnado has served as GM and Head of the Consumer Business at Kohler Company, a global leader in home products, hospitality destinations, and systems where she is responsible for consumer channels and ecommerce sales.

•
Previously, from 2019 to 2020, she served as Vice President and Head of Strategy and Business Development at Macy’s where she was responsible for the strategic evaluation of the future of the store and consumer. From 2016 to 2019, she served as Vice President and Head of Strategy and Business Development at Williams-Sonoma. Her prior roles include Management Consultant at ZS Associates and leadership roles at New York Life Insurance Company. Ms. Varnado began her career as a corporate banking analyst at Citigroup.

•
Holds a B.A. in Business Administration from Clark Atlanta University and an M.B.A. from Harvard Business School.

DIRECTOR QUALIFICATIONS
•
Ms. Varnado’s prior experience in business development and strategy at leading global brands across multiple industries has provided her with deep expertise in the areas of technology strategy, business transformation and strategic planning and development. She also has extensive experience in consumer insights and innovation and consumer engagement, most recently through her work with Kohler, all of which provides Ms. Varnado with the skills and qualifications to serve as a director.

Vote Required
Proposal No. 1 requires the approval of a majority of the votes cast for each director. Abstentions and broker non-votes are not considered votes cast and therefore will have no effect on the outcome of the vote.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS
Governance Principles
The board of directors has created and oversees corporate governance guidelines which can be viewed on the Governance section of our website at: https://ir.redrobin.com/esg/governance-documents.
Executive Development and Management Succession
Under the Company’s corporate governance guidelines, the board maintains a policy and plan for the development and succession of the CEO and senior management that includes:
•
criteria that reflect the Company’s ongoing business strategies;

•
identification and development of potential internal candidates;

•
formal assessment processes to evaluate such potential internal candidates and their development; and

•
an emergency succession component to address the unforeseen loss of the CEO or other key executives.

The Nominating and Governance Committee:
•
works closely with the board and management to ensure development and succession are anticipated, planned for, and addressed in a timely manner;

•
works closely with our CEO and each of the other executive officers to conduct annual succession planning activities;

◦
this process includes annual performance reviews, evaluations, and development plans of the CEO and executive officers, who also conduct evaluations and development of their direct reports; and

•
at least annually, and when otherwise necessary, reviews, makes recommendations for, and reports to the board on programs that have been implemented by management for executive and leadership team development and succession planning.

Mr. Hart regularly meets with the full board on his performance, and the CEO’s annual performance evaluation is conducted under the oversight of the Compensation Committee. Our CEO conducts annual and interim performance and development evaluations of the other senior executives and reviews these evaluations with the Compensation Committee or full board.
Stockholder Communication with our Board
The board and management believe the Company’s relationships with our stockholders and other stakeholders are an important part of our corporate governance responsibility and recognize the value of continuing communications. In the last 12 months, we held meetings and discussions with stockholders representing more than 30% of our outstanding shares.
This approach has resulted in our receiving important input and perspectives that have informed our decision making and resulted in action including our new North Star strategic plan, our financial plan, succession planning, and ESG related items. Throughout the year, we proactively engage with our stockholders directly, through individual meetings, attendance at investor conferences, issuance of press releases, and quarterly conference calls, as well as other stockholder communications. We discuss topics of importance to both our Company and stockholders, including value creation, strategy and performance, board refreshment and leadership changes, capital structure and allocation, and governance matters.
The board values stockholder communication and provides many means for it to occur, including attending the annual meeting, voting, engaging, and writing, by sending a letter to the chair, the board of directors, or a committee addressed to: Board of Directors, 10000 E. Geddes Avenue, Suite 500, Englewood,

Colorado 80112, or by sending an e-mail to the board’s dedicated email address: Board@redrobin.com. Our Finance Committee and full board is involved in overseeing stockholder engagement.
With respect to issues arising under the Company’s Code of Ethics, you may also communicate directly with the chair of the Audit Committee, director of internal audit, or the compliance officer in the manner provided in the Code of Ethics and the Company’s Problem Resolution and Whistleblower Policy and Reporting Procedures. Both the Code of Ethics and the Problem Resolution and Whistleblower Policy and Reporting Procedures may be found on the Governance section of our website at: https://ir.redrobin.com/esg/governance-documents.
Red Robin follows the Investor Stewardship Group’s (ISG)
Corporate Governance Framework for U.S. Listed Companies
ISG Principle	Red Robin Practice
Principle 1: Boards are accountable to stockholders
•
Declassified board structure with all directors standing for election annually

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Majority voting in uncontested director elections, plurality voting in contested elections, and directors not receiving majority support must tender their resignation for consideration by the board

•
Proxy access ability to nominate directors added in 2023 to our bylaws

Principle 2: Stockholders should be entitled to voting rights in proportion to their economic interest	• No dual class structure; each stockholder gets one vote per share
Principle 3: Boards should be responsive to stockholders and be proactive in order to understand their perspectives
•
Management and board members engaged directly with investors owning more than 30% of shares outstanding in the last 12 months

•
Engagement topics included value creation, Company strategy and performance, leadership changes, capital structure and allocation, executive compensation, ESG, and governance

Principle 4: Boards should have a strong, independent leadership structure
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Strong independent board chair

•
Board considers appropriateness of its leadership structure at least annually

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Strong independent committee chairs

•
Proxy discloses why board believes current leadership structure is appropriate

Principle 5: Boards should adopt structures and practices that enhance their effectiveness
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Board members have diverse backgrounds, expertise, and skills

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Currently, 89% of board members are independent

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Robust board annual evaluation process and regular board education instead of arbitrary age or term limits

•
Active board refreshment plan; six new independent board members through refreshment in 2019-2021

•
Directors attended over 80% of combined total board and applicable committee meetings in 2022

•
Limits on outside board service for board members

•
Independent directors meet regularly in board and committee executive session without members of management present

•
Annual review of succession plan and talent development plan

•
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company
•
Executive compensation program received approximately 98% stockholder support in 2022

•
Compensation committee annually reviews and approves incentive program design, goals, and objectives for alignment with compensation and business strategies

•
Annual and long-term incentive programs are designed to reward financial and operational performance that furthers short- and long-term strategic objectives

Board Leadership Structure
The board recognizes one of its key responsibilities is to evaluate and determine the optimal leadership structure to provide independent oversight of management. At this time, we believe it is appropriate for our board to maintain the separation of the roles of board chair and chief executive officer. David Pace currently serves as chair of the board because of his significant leadership experience, especially in the food and beverage retail industry.
The separation of the roles of board chair and chief executive officer allows our chief executive officer to focus on managing the Company’s business and operations, and allows Mr. Pace to focus on board matters, which we believe is especially important in light of the high level of regulation and scrutiny of public company boards. Further, we believe the separation of these roles ensures the independence of the board in its oversight role of evaluating and assessing the chief executive officer and management generally. Our corporate governance guidelines provide for the appointment of a lead independent director if the chair of our board is not independent.
The duties of the chair (or lead director) of the board include presiding over and managing the meetings of the board, development of meeting agendas together with the CEO, and approving the scheduling of meetings of the board. Our board chair also acts as an advisor to the CEO on strategic aspects of the business, represents the board at our annual meeting of stockholders and consults with stockholders, when appropriate.
Board Role in Risk Oversight
Our executive officers have the primary responsibility for enterprise risk management (ERM) within our Company. Our board and its committees actively oversee the Company’s risk management and regularly engage in discussions of the most significant risks the Company faces and how these risks are being managed, including over different time periods.
Robust evaluation and discussion of ERM is held at the full board level. The full board receives regular reports on enterprise risk areas from senior leaders of the Company, including regarding human capital management, food safety, and cybersecurity and receives more frequent reporting based on the immediacy of the risk, such as regular Covid-19 updates during the pandemic.
While the full board has overall responsibility for risk oversight, the board has delegated certain risk oversight functions to its committees. The committees regularly report to the full board on the assessment and management of risks that fall under their purview. The Company, the board and its committees consult with outside advisors and experts regarding risks and trends. The board believes the work undertaken by its committees, the full board, and the senior officers of the Company, enables the board to effectively oversee the Company’s risk management.
The board’s committees are described starting on page 20 under the heading “Corporate Governance and Board Matters”. Additionally, the charter for each committee is available on the Corporate Governance section of our website at https://ir.redrobin.com/esg/governance-documents.

Board of Directors
Core responsibilities of the board with respect to its risk management function include assessing major risks facing the Company and providing effective oversight of the Company’s enterprise risk management processes, overseeing processes designed to ensure that the Company and its employees comply with applicable laws and regulations, and overseeing and monitoring processes designed to ensure the accuracy and completeness of the Company’s financial statements and the effectiveness of the Company’s internal controls.
Audit Committee	Compensation Committee	Nominating and Governance Committee	Finance Committee

Oversees enterprise risk assessment and management process, including ensuring the board or a designated committee is monitoring the identification, assessment, and mitigation of all significant enterprise risks.
Oversees policies and guidelines that govern the process by which major financial and accounting risk assessment and management may be undertaken by the Company and its relation to disclosure controls and procedures.
Oversees cybersecurity, ethics and compliance programs, and the internal audit function including monitoring of the Company’s cybersecurity risk profile.
Oversees the management of any potential material risks related to compensation policies and practices, including an annual review of whether the Company’s compensation policies and practices contain incentives for executive officers and other key employees to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.
Oversees board governance, board composition, and ESG related risks and risks associated with board structure and other corporate governance policies and practices.
Monitors trends, developments in shareholder activity and laws and acts of regulatory and other governing bodies applicable to the governance of the Company, and maintains responsibility for ensuring compliance with such new regulatory standards.
Oversees the Company’s risks related to capital structure and liquidity, including with respect to potential M&A activity, long-range planning, annual budgets, capital allocation, potential adjustments to the Company’s capital structure, and extraordinary stockholder engagement.
Management
As part of its day-to-day risk management function, management identifies, assesses, monitors and manages the major risks to the Company including through our enterprise risk management process and implements effective mitigation measures. Management also provides regular reports on enterprise risk areas to the board and its committees.
The Board’s Role in Management Succession Planning
The board, led by its Nominating and Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of the Company. Several changes were recently made to senior leadership of the Company. The board and the Nominating and Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the board and Nominating and Governance Committee review progress of talent development and succession programs and discuss internal and external succession candidates, including their capabilities, accomplishments, goals, and development plans. The full board also reviews and discusses talent strategy and evaluations of potential succession candidates. In addition, potential leaders are given exposure to the board, which enables the board to select successors for the senior executive positions when appropriate.
A key role of the board is to ensure that it has the skills, expertise, and attributes needed in light of the Company’s strategy, challenges, and opportunities. The board believes that there are skill sets, qualities, and attributes that should be represented on the board as a whole but do not necessarily need to be possessed by each director. The Nominating and Governance Committee thus considers the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of the Company. The Nominating and Governance Committee assists the board in identifying and evaluating persons for nomination or renomination for board service or to fill a vacancy on the board. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, a board member, a member of management, or self-nomination. Once a person is identified as a potential director candidate, the committee may review publicly available information to assess whether the candidate should be further considered. If so, a Nominating and Governance Committee member or designated representative for the Nominating and Governance Committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding their background; their specific skills, experience, and qualifications for board service; and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with Nominating and Governance Committee and board members and Nominating and Governance Committee members may contact one or more references provided by the candidate or others who would have first-hand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:
◦
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements, and other factors required to be considered under applicable laws, rules, or regulations;

◦
the candidate’s attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all stockholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity, appreciation of multiple cultures, commitment to deal responsibly with environmental and social issues and stakeholder concerns, and other factors that the committee considers appropriate in the context of the needs of the board;

◦
familiarity with and respect for corporate governance requirements and practices;

◦
with respect to incumbent directors, the evaluation of the individual director, their current qualifications, and his or her contributions to the board;

◦
the current composition of the board and its committees; and

◦
intangible qualities of the candidate, including the ability to ask difficult questions and, simultaneously, to work constructively with members of the board, as well as to work effectively with management.

The board considers the recommendations of the Nominating and Governance Committee and then makes the final decision whether to renominate incumbent directors and whether to approve and extend an invitation to a candidate to join the board upon appointment or election, subject to any approvals required by law, rule, or regulation.
Board Membership and Director Independence
Our board of directors has determined that each of our directors, except our CEO, Mr. Hart, qualifies as an independent director under the rules promulgated by the SEC and The Nasdaq Stock Market® (“Nasdaq”)

listing standards. Therefore, 89% of our current directors are independent. Following the annual meeting, if all directors are elected, all of our continuing directors will be independent, except our CEO. Pursuant to SEC and Nasdaq rules and standards, only independent directors may serve on the board’s Audit Committee, Compensation Committee, and Nominating and Governance Committee. All members of all board committees are independent in accordance with SEC rules and Nasdaq listing standards. There are no family relationships among any of our executive officers, directors, or nominees for directors.
Our board is committed to diversity and as such includes directors with gender and ethnic diversity and a diverse set of backgrounds, experience, and skills, including:
✓ Executive leadership ✓ Business transformation ✓ Technology strategy ✓ Marketing and consumer insights ✓ Governance ✓ Accounting	✓ Talent, human capital, and organizational development ✓ Finance, investor relations, strategic transactions, and M&A ✓ Restaurant executive leadership ✓ Value creation
Board Diversity Matrix as of April 3, 2023
Total Number of Directors	9
	Female	Male
Part I: Gender Identity
Directors	4	5
Part II: Demographic Background
African American or Black	1	0
White	3	5
The board diversity matrix above includes Kalen F. Holmes, who is retiring from the board of directors effective upon the conclusion of the annual meeting.
Director Attendance
The board of directors held 7 meetings in 2022. Each of our current directors who served in 2022 attended over 80% of the aggregate total of meetings of the board of directors and committees on which they served during their period of service in 2022. The non-management directors of the Company meet at least quarterly throughout the year and as necessary or appropriate in executive sessions at which members of management are not present.
The board of directors strongly encourages each of the directors to attend the annual meeting of stockholders. All ten of our directors serving at the time attended our 2022 annual meeting.
Committees of the Board
Our board of directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating and Governance Committee. Each standing committee generally meets at least once each quarter. In addition, other regular and special meetings are scheduled as necessary and appropriate depending on the responsibilities of the particular committee. Each committee regularly meets in executive session without management present. Each board committee operates pursuant to a written charter. The charter for each committee is available on the Corporate Governance section of our website at https://ir.redrobin.com/esg/governance-documents. Committee charters are reviewed at least annually by the respective committee to revise and update its duties and responsibilities as necessary.

Name of Committee and Principal Functions	Current Members and Number of Meetings in 2022

Audit Committee
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Oversees our financial reporting activities, including our annual report and the accounting standards and principles followed

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Reviews earnings releases and annual and quarterly reports, including use of any non-GAAP disclosures

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Oversees the disclosure process, including understanding and monitoring of the Company’s disclosure committee

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Selects and retains the independent auditor

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Participates in the process to rotate and select the lead audit partner at least every five years

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Reviews scope and results of audit to be conducted by the independent auditor

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Evaluates performance and monitors independence, commitment to objectivity, and skepticism of selected independent auditor

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Approves the budget for fees to be paid to the independent auditor for audit services and non-audit services; evaluates fees for reasonableness and fairness based on benchmarking

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Oversees the Company’s internal audit function, scope and plan, and the Company’s disclosure and internal controls

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Oversees the Company’s ethical and regulatory compliance

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Provides oversight of the Company’s enterprise risk management

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Regularly meets with independent auditor in executive session

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Participates in the evaluation of independent auditor and lead audit partner

Committee Members:
Steven K. Lumpkin
Thomas G. Conforti
Anthony A. Ackil

 Chairperson
 Determined by the board to be an audit committee financial expert as defined under SEC rules and be sophisticated under Nasdaq listed company rules
Number of Meetings in 2022:
The Audit Committee held seven meetings in 2022.

Compensation Committee
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Develops and performs an annual performance evaluation of our CEO

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Approves salary, short-term, and long-term incentive compensation programs for the CEO and all executive officers

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Reviews and adopts employee benefit plans

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Oversees compensation and benefits related to ESG areas

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Reviews and approves compensation for directors

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May engage its own compensation consulting firms or other professional advisors to assist in discharging its responsibilities, as necessary

Committee Members: Kalen F. Holmes David A. Pace Anddria Varnado Chairperson Number of Meetings in 2022: The Compensation Committee held five meetings in 2022.

Name of Committee and Principal Functions	Current Members and Number of Meetings in 2022

Nominating and Governance Committee
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Identifies, evaluates, and recommends to the board of directors, candidates for appointment or election to the board and their independence

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Determines whether to recommend to the board to include the nomination of incumbent directors in the proxy statement

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Considers candidates to fill any vacancies that may occur

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At least once a year, considers whether the number of directors and skill sets is appropriate for the Company’s needs and recommends to the board any changes in the composition of the board

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Evaluates and recommends to the board committee structure and membership

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Develops and oversees the Company’s corporate governance policies

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Oversees governance related to ESG areas

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Oversees the Company’s litigation and insurance coverage

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Oversees the process to assess the performance of the board and its committees

Committee Members: Cambria W. Dunaway Anthony Ackil Allison Page Anddria Varnado Chairperson Number of Meetings in 2022: The Nominating and Governance Committee held four meetings in 2022.

Finance Committee
•
Participates in and provides guidance to the board of directors and management on:

◦
material acquisitions and dispositions

◦
long range financial planning

◦
annual budget

◦
capital allocation (including share repurchase programs and 10b5-1 plan)

◦
adjustments to capital structure

◦
extraordinary stockholder engagement

Committee Members: Thomas G. Conforti Steven K. Lumpkin Allison Page Chairperson Number of Meetings in 2022: The Finance Committee held one meeting in 2022.

Board Evaluations
The board recognizes that a robust and constructive board evaluation process is essential to its effectiveness. As such, the board and each committee conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each director also evaluates their own performance and periodically completes peer evaluations of the other directors, designed to assess individual director performance. The evaluation process is overseen by the Nominating and Governance Committee, in consultation with the board chair. Outcomes of the evaluation process have been used to inform board succession planning, committee memberships, chair service, and enhancements to board effectiveness.
Review of Evaluation Process & Assessment Guides	Assessment Guides & Evaluation Forms	One-on-One Discussions	Evaluation Results
• Nominating and Governance Committee reviews process and assessment guide forms
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Drive robust discussion and valuable feedback

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Focus on efficiency and effectiveness, board and committee composition, quality of board discussions, quality of materials and information provided, and board culture

		• One-on-one discussions between each member of the board and either the Nominating and Governance Committee chair, board chair, or both, regarding evaluation results	• Final evaluation results discussed with each committee and the full board in executive session
Indemnification of Directors
The Company has entered into agreements to indemnify its directors, executive officers, and certain other key employees. Under these agreements, the Company is obligated to indemnify its directors and officers to the fullest extent permitted under the Delaware General Corporation Law for expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by them in any action or proceeding arising out of their services as a director or officer. The Company believes these agreements are necessary in attracting and retaining qualified directors and officers.
Limits on Outside Board Service
As provided in our corporate governance guidelines, without specific approval from our board, no director of the Company may serve on more than four public company boards (including the Company’s board) and no member of the Audit Committee may serve on more than three public company audit committees (including the Company’s Audit Committee). Any Audit Committee member’s service on more than three public company audit committees will be subject to the board’s determination that the member is able to effectively serve on the Company’s Audit Committee.
Stockholder Submission of Director Nominees
A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to: Nominating and Governance Committee of the Board of Directors, Red Robin Gourmet Burgers, Inc., 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
The stockholder must submit the following information in support of the candidate: (a) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner,

(ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to shares of stock of the Company, and (iv) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.
Certain Relationships and Related Transactions
For 2022, we had no material related party transactions that were required to be disclosed in accordance with SEC regulations.
The board of directors recognizes transactions between the Company and related parties present a heightened risk of conflicts of interest. To ensure the Company acts in the best interest of our stockholders, the board has delegated the review and approval of related party transactions to the Audit Committee. Pursuant to our Code of Ethics and the Audit Committee charter, any related party transaction required to be disclosed in accordance with applicable SEC regulations must be reviewed and approved by the Audit Committee. In reviewing a proposed transaction, the Audit Committee must:
•
satisfy itself that it has been fully informed as to the related party’s relationship and interest, and as to the material facts of the proposed transaction; and

•
consider all the relevant facts and circumstances available to the committee.

After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and our stockholders.
Compensation Committee Interlocks and Insider Participation
During the last completed fiscal year, G.J. Hart, Kalen F. Holmes, David A. Pace, and Anddria Varnado each served as members of the Company’s Compensation Committee for all or a portion of such period (in particular, Mr. Hart ceased to serve as a member of the Compensation Committee effective upon his appointment as our President and Chief Executive Officer in September 2022). None of the individuals who served as members of the Compensation Committee during the last completed fiscal year is, or at any time has served as, an officer or employee of the Company. None of our current executive officers serves, and during the last completed fiscal year no individual then serving as an executive officer served, as a director of another entity that has or then had an executive officer who serves on our board.

Director Compensation
The compensation program for our directors is set forth in the table below. The director compensation program is evaluated annually by the Compensation Committee’s independent consultant to assess the program’s alignment with the market. As a result of the analysis, no changes to the compensation program were made in 2022. In addition to the compensation disclosed below, directors are eligible to receive meal discounts at Red Robin restaurants on the same basis of other senior leaders of the Company.
Annual Retainer	Each non-employee director of the Company receives an annual cash retainer of
	$70,000, payable in substantially equal quarterly installments. In addition, the chair of the board and each board committee chair receive annual retainers in substantially equal quarterly installments:
	Chair of the board	$85,000
	Chair of Audit Committee	$15,000
	Chair of Compensation Committee	$12,500
	Chair of Nominating and Governance Committee	$10,000
	Chair of Finance Committee	$10,000
Equity Awards	Each non-employee director receives an annual grant of restricted stock units with a grant date value of approximately $110,000 and a vesting term of one year or the date of the next annual meeting of stockholders, whichever is earlier. The vesting term is consistent with the Company’s declassification of its board of directors with annual elections for one-year terms (until the next annual meeting) in accordance with governance best practices.
2022 Director Compensation
The following table sets forth a summary of the compensation earned by our non-employee directors in fiscal 2022. Effective upon Mr. Hart assuming the position of the Company’s President and CEO on September 6, 2022, Mr. Hart no longer received any additional compensation for serving as a director in fiscal 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Anthony S. Ackil	70,000	78,597	—	148,597
Thomas G. Conforti	80,000	78,597	—	158,597
Cambria W. Dunaway	80,000	78,597	—	158,597
G.J. Hart	52,500	78,597	—	131,097
Kalen F. Holmes	82,500	78,597	—	161,097
Steven K. Lumpkin	85,000	78,597	—	163,597
David A. Pace	155,000	78,597	—	233,597
Allison Page	70,000	78,597	—	148,597
Anddria Varnado	70,000	78,597	—	148,597

(1)
Each director was awarded 9,632 restricted stock units in May 2022. The target value of the Director Grant of $110,000 was divided by the 30-day average share price of $11.42 to determine the number of shares granted. The fair value of such restricted stock units was computed in accordance with the guidance for accounting for stock compensation at the closing price on the date of grant of $8.16 per share for all directors. All such restricted stock units are subject to vesting in full one year from the date of grant, or the date of the next annual meeting of stockholders, whichever is earlier.

As of the end of the fiscal year 2022, the aggregate number of options and restricted stock units outstanding for each non-employee director is set forth below. Note that the Company has not utilized stock option grants as compensation for its non-employee directors since 2016. Options are considered outstanding until exercised and restricted stock units are considered outstanding until vested and paid.

Directors	Options	Restricted Stock Units
Anthony S. Ackil	—	9,632
Thomas G. Conforti	—	9,632
Cambria W. Dunaway	5,000	9,632
G.J. Hart(1)	—	9,632(1)
Kalen F. Holmes	5,000	9,632
Steven K. Lumpkin	5,000	9,632
David A. Pace	—	9,632
Allison Page	—	9,632
Anddria Varnado	—	9,632

(1)
Restricted Stock Unit total only includes Mr. Hart’s director shares. Effective upon Mr. Hart assuming the position of the Company’s President and CEO on September 6, 2022, Mr. Hart ceased to be a non-employee director.

Director Stock Ownership Guidelines
The Compensation Committee has stock ownership guidelines in place for non-employee directors which require non-employee directors to own Company securities with a cumulative cost basis of at least five times the director’s annual retainer. Based on the current annual retainer for non-employee directors, that dollar amount is $350,000. The value of each director’s holdings is based on the value of securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including restricted stock units and vested in-the-money options, are credited toward the guidelines. New non-employee directors have five years from the time the director joins the board to reach the minimum ownership threshold. Non-employee directors may not sell, transfer, or otherwise dispose of common stock that would decrease such director’s cumulative cost basis below the ownership guideline amount. All of our directors are currently in compliance or on track to be in compliance with the guidelines at this time. In addition, a majority of directors have not sold any of their awarded shares.

COMPENSATION DISCUSSION AND ANALYSIS
Named Executive Officers
In this Compensation Discussion and Analysis, we provide an analysis and explanation of our executive compensation program and the compensation derived from this program by our executive officers, including our “named executive officers.” For 2022, our named executive officers were:
•
G.J. Hart, Chief Executive Officer

•
Todd Wilson, Chief Financial Officer

•
Sarah Mussetter, Chief Legal Officer

•
Wayne Davis, Chief People Officer

•
Paul J.B. Murphy III, Former President and Chief Executive Officer

•
Lynn S. Schweinfurth, Former Executive Vice President and Chief Financial Officer

•
Michael Buchmeier, Former Senior Vice President, Chief Operating Officer

•
Jonathan A. Muhtar, Former Executive Vice President and Chief Concept Officer

•
Darla Morse, Former Executive Vice President and Chief Information Officer

EXECUTIVE SUMMARY
Red Robin is committed to building long-term stockholder value. Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. This executive summary provides an overview of our fiscal 2022 performance, compensation actions, and compensation outcomes based on pay for performance alignment.
References to “2022” herein are to the Company’s fiscal year ended December 25, 2022.
2022 Company Operational and Performance Highlights
Fiscal Year 2022 Accomplishments
Fiscal 2022 was a year of progress and transition for our business. The COVID-19 pandemic continued to impact us particularly in the first half of fiscal 2022 directly through government mandated restrictions, and indirectly through supply chain disruptions and labor shortages. We and the broader United States economy experienced inflation levels not seen in decades. Despite these headwinds, our accomplishments in 2022 include the following:
•
Revenue increased by approximately $104.5 million, from approximately $1.2 billion in fiscal 2021, to approximately $1.3 billion in fiscal 2022.

•
Achieved a comparable restaurant revenue increase of 9.2%. Comparable restaurant revenue has increased for eight (8) consecutive quarters.

•
Comparable restaurant revenue and comparable restaurant traffic exceeded the industry average as measured by the Black Box Casual Dining index.

•
Continued investments in sales building and infrastructure initiatives:

◦
Installed Donatos® in 52 Company-owned restaurants, bringing the total number of restaurants with Donatos® to 245 as of December 25, 2022. Achieved comparable restaurant revenue growth in fiscal 2022 compared to fiscal 2021 at restaurants with Donatos® outperformed restaurants without Donatos ® by 470 basis points.

◦
Invested in Guest facing facility upgrades and renovations in more than 200 restaurants.

◦
Upgraded infrastructure technology in restaurant and support center locations.

•
Facilitated a successful transition to a new Chief Executive Officer and other senior leadership positions.

2022 Compensation Actions
Our incentive programs demonstrate our commitment to a pay for performance compensation philosophy. The Compensation Committee set 2022 compensation for our named executive officers as follows:
Base Salary
•
Based on our total compensation philosophy and peer compensation levels as well as individual performance, the Compensation Committee approved salary increases for the following named executive officers:

◦
Mr. Buchmeier received a base salary increase from $315,000 to $330,000, effective February 2022.

◦
Mr. Davis received a base salary increase from $375,000 to $410,000, effective October 2022.

Annual Performance-Based Incentive
•
The basic structure and primary metric (Adjusted EBITDA) of our annual performance-based cash incentive (STI) program remained the same in 2022 (80% weight). The 2022 bonus was also based on achieving strategic performance targets in 2022 including the rollout of Donatos® pizza to 45 locations (10% weight), and Relative Guest Traffic (10% weight).

◦
No changes were made to named executive officer performance-based cash incentive targets. The individual targets are based on market competitiveness, individual performance, growth in roles, and serve to both increase stockholder alignment and place a portion of pay “at risk”.

Long-Term Performance-Based Incentive
•
The structure of our long-term incentive (LTI) program opportunities in 2022 for our named executive officers and other executive officers consisted of PSUs (50% weight) and RSUs (50% weight). The long-term incentive program continued to use relative TSR as a pre-established performance target for a three-year cumulative performance period as compared to a custom peer performance group.

◦
Individual targets are based on market competitiveness, individual performance, and growth in roles, and serve to increase stockholder alignment, increase the portion of “at risk” pay, and enhance retention. Two of our named executive officers’ long-term incentive target as a percentage of salary was changed:

■
Ms. Schweinfurth’s annual LTI target as a percentage of salary was increased from 140% to 145% in March 2022.

■
Ms. Morse’s annual LTI target as a percentage of salary was increased from 70% to 75% in March 2022.

2022 Executive Compensation Outcomes
The continuing COVID-19 pandemic challenges as well as related labor shortages, supply chain disruption, and inflationary environment challenged the Company’s 2022 performance and, consequently, impacted our named executive officers’ compensation outcomes, consistent with our commitment to a pay for performance compensation philosophy. Based on 2022 performance, the Compensation Committee:
✓
Approved a 20% payout of the annual incentive program based on achievement of two major strategic performance goals: successful completion of Donatos® pizza to at least 45 company owned restaurant locations (10% weight), and relative guest traffic (10% weight).

✓
No adjustments were made to in-progress and outstanding long-term incentive awards, despite the negative consequences of the COVID-19 pandemic and the related supply chain issues, labor shortages, and inflationary environment on the projected payouts of these awards and the temporary reduction of salaries.

✓
Certified relative TSR performance was below the 25th percentile of the 14-Company Peer-Group resulting in no payout of PSU awards granted in 2020 (for the 2020-2022 performance period).

See “Compensation Discussion and Analysis—Key Components of our Executive Compensation Program—Incentive-Based Compensation” for further information on the annual corporate incentive and long-term incentive program.

COMPENSATION PHILOSOPHY
Compensation Philosophy
Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. It encourages our executive officers to think and act like owners, because they are owners and as such are compensated in significant part based on the performance of the Company.
Pay Objectives
Our compensation objectives are designed to link incentives and rewards with current and long-term sustained achievement of these goals:
•
Attracting, retaining, and motivating the best possible executive talent with the experience and leadership skills capable of driving performance and top- and bottom-line growth in sales and profitability;

•
Creating value for our stockholders by linking executive compensation to the achievement of measurable corporate objectives; and

•
Paying for superior results through a program that incentivizes and rewards achievement of both short-term and long-term organizational and functional objectives with a mix of compensation elements that place a significant portion of cash and equity compensation at risk.

Pay For Performance Alignment
Our compensation program is designed to pay for performance and is comprised of performance- based short-term and long-term incentive awards. Such compensation varies in value and is at-risk of forfeiture or reduced payout if performance goals are not achieved or our stock price declines. Performance metrics used for the annual and long-term incentive programs are reviewed and approved by the Compensation Committee. Restricted stock units and stock options vest ratably over multiple years, the value of which is dependent, in whole or in part, on an increase in the Company’s stock price.
COMPENSATION DECISION PROCESSES
Overview
✓
Executive compensation decisions are made by our Compensation Committee, which is comprised solely of independent directors.

✓
When making compensation decisions, our Compensation Committee receives input from its independent compensation consultant and recommendations from our CEO for the CEO’s direct reports. Our Compensation Committee reviews benchmarking data of a peer group of restaurant companies as one input into the pay decision process. Other factors that influence pay decisions include, but are not limited to Company performance, individual performance, succession planning, and retention.

Compensation Setting
The Compensation Committee approves target total direct compensation levels for named executive officers by establishing base salaries and setting annual and long-term incentive compensation targets. The Company makes pay decisions based on a variety of factors, including:
•
Company performance

•
Company strategy and alignment of incentives

•
Benchmarking data for our restaurant peer group for target total direct compensation (base salaries, short-term incentives, and long-term incentives), based on disclosure in peer proxy statements and other applicable survey data

•
Individual performance and areas of responsibility relative to the market data

•
Compensation relative to other executive officers in the Company

•
Advice from the committee’s independent compensation consultant

•
The CEO’s recommendations with respect to the compensation of the executives who report directly to the CEO, including the other named executive officers

•
Whether our compensation program encourages unnecessary or excessive risk taking

•
Results of the Company’s say-on-pay advisory votes in prior years

•
Management succession planning and retention

Consideration of Prior Say-On-Pay Votes
At our 2022 annual meeting of stockholders, approximately 98.0% of votes were cast to approve the advisory “say on pay” vote on the 2021 compensation of our named executive officers. This is the fourth consecutive year of over 90% support for our “say on pay” proposal, with 93.9% of stockholders voting to approve our “say on pay” proposal in 2021, 96.9% in 2020, and 90.7% in 2019.
We believe the level of support we received from stockholders for the last four years was driven in part by our commitment to a pay for performance philosophy and our linking incentives to current and long-term sustained achievement of Company strategic goals. The Compensation Committee considered the results of the advisory vote when setting executive compensation for 2022 and will continue to do so in future executive compensation policies and decisions. We regularly engage with our stockholders and this engagement provides valuable insight that informs the work of both management and the board, including in the areas of executive compensation. In the last 12 months, we held meetings and discussions with stockholders representing more than 30% of our outstanding shares. See “Proxy Summary—Stockholder Engagement” for more discussion about our engagement with our stockholders, including Company participants and topics covered.
Benchmarking
Restaurant Peer Group
Our benchmarking group contains restaurant peer companies that were selected and approved by the Compensation Committee upon the recommendation of management and the committee’s independent compensation consultant and are based on their similarity to us with respect to several criteria, including revenue size, business model, and scope. Red Robin’s revenues are appropriately situated at the median of the benchmarking group. The peer group used for 2022 compensation benchmarking consists of the 19 restaurant companies identified in the chart below. Del Taco Restaurants was subsequently removed from the Company’s peer group due to its acquisition in March 2022 by Jack in the Box, one of our other peer group members.
Peer Group
Biglari Holdings, Inc.	Dine Brands Global, Inc.
BJ’s Restaurants, Inc.	El Pollo Loco Holdings, Inc.
Brinker International, Inc.	Fiesta Restaurant Group, Inc.
Carrols Restaurant Group, Inc.	Jack in the Box, Inc.
The Cheesecake Factory, Inc.	Noodles & Company
Chuy’s Holdings, Inc.	Papa John’s International, Inc.
Cracker Barrel Old Country Store, Inc.	Ruth’s Hospitality Group, Inc.
Dave & Buster’s Entertainment, Inc.	Texas Roadhouse, Inc.
Denny’s Corporation	The Wendy’s Company
Del Taco Restaurants, Inc (removed upon its acquisition in March 2022)

The Compensation Committee uses competitive compensation data from the annual total compensation study of peer and other restaurant companies and other relevant survey sources to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The committee applies judgment and discretion in establishing targeted pay levels, considering not only competitive market data, but also factors such as company, business unit, individual performance, scope of responsibility, critical needs and skill sets, leadership potential, and succession planning.
Independent Compensation Consultant
In 2022, Meridian Compensation Partners, LLC (“Meridian”) again served as the Compensation Committee’s independent compensation consultant. The independent compensation consultant assists with the Compensation Committee’s annual review of our executive compensation programs, cash and equity compensation practices, ongoing development of our executive compensation philosophy, and acts as an advisor to the Compensation Committee on compensation matters as they arise. The compensation consultant also advises the Compensation Committee on compensation for the board of directors. The Compensation Committee evaluated Meridian’s independence as its compensation consultant by considering each of the independence factors adopted by Nasdaq and the SEC. Based on such evaluation, the Compensation Committee believes no conflict of interest exists that would prevent Meridian from independently representing the Compensation Committee.
Risk Mitigation
The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking. The Compensation Committee concluded that our pay programs do not encourage unnecessary or excessive risk taking. The factors considered by the committee include:
•
the general design philosophy of our compensation policies and practices for employees whose behavior would be most affected by the incentives established by our compensation policies and practices, as such policies and practices relate to or affect risk taking by employees on our behalf, and the manner of their implementation;

•
our risk assessment and incentive considerations in structuring our compensation policies and practices or in awarding and paying compensation;

•
how our compensation policies and practices relate to the realization of risks resulting from the actions of employees in both the short term and the long term;

•
our policies regarding adjustments to our compensation programs and practices to address changes in our risk profile; and

•
material adjustments we have made to our compensation policies and practices as a result of changes in our risk profile.

The Compensation Committee believes it has mitigated unnecessary risk taking in both the design of the compensation plans and the controls placed upon them because:
•
payouts under our annual and long-term incentive compensation plans are capped;

•
payouts under PSUs with relative TSR performance metric are capped at the target grant amount if Company TSR is negative;

•
long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors;

•
the Compensation Committee has the ability to reduce payouts under our incentive compensation plans in its discretion;

•
executives are subject to robust stock ownership guidelines;

•
executives are subject to anti-hedging and anti-pledging policies with respect to our common stock;

•
the performance goals under our incentive programs relate directly to the business plan approved by the board of directors; and

•
appropriate balance between our annual operating achievements and longer-term value creation, with a particular emphasis on longer-term value creation for our executives.

The Compensation Committee completes this evaluation annually. Accordingly, based upon the foregoing, the Company believes the risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

2022 EXECUTIVE COMPENSATION
Overview
Our 2022 executive compensation program was comprised of three primary elements: (i) base salaries, (ii) annual performance-based cash incentives (STI), and (iii) long-term incentives (LTI) that include performance stock units (PSUs) based on a three-year performance period, and restricted stock units (RSUs). We believe the metrics used for both the annual performance-based cash incentive and long-term incentive grants drive stockholder value. The goals for our incentive plans are linked to the Company’s financial and strategic business plans.
By design, “at-risk” pay (incentive pay subject to forfeiture or partial or complete loss of value) comprised approximately 83% of total target compensation for G.J. Hart, our CEO, approximately 82% of total target compensation for Paul Murphy, our former CEO, and 63% of total target compensation for the other named executive officers who were employed at the end of the year as a group. The charts below reflect the portion of our named executive officers’ 2022 total target compensation that is considered at-risk.
CEO
Our pay for performance compensation is further demonstrated in actual 2022 CEO compensation:
•
Based upon 2022 performance, our CEOs in 2022 earned a 20% prorated payout of STI and 0% for performance-based LTI (PSUs).

•
No adjustments were made to in-progress and outstanding STI and LTI awards, despite the negative consequences of the COVID-19 pandemic and related supply chain, labor shortage and inflationary challenges on the projected payouts of these awards.

•
The CEOs’ 2022 LTI compensation award links a substantial portion of pay directly to shareholder return with 50% comprised of PSUs that are based on relative TSR and completely at-risk and subject to a capped payout if Company TSR is negative.

Other Named Executive Officers
Key Components Of Our Executive Compensation Program
Base Salary
Base salary provides a minimum level of remuneration to our named executive officers for their efforts. The Compensation Committee sets base salaries for our executives to reflect the scope of each executive’s responsibilities, experience, and performance. The Compensation Committee reviews base salaries annually as part of the benchmarking process and adjusts them from time to time to account for relevant factors such as market changes. The Compensation Committee also considers the CEO’s evaluation of each executive’s performance and reviews the CEO’s salary recommendations for our executives.
Incentive-Based Compensation
Annual Performance-Based Incentive. Annual performance-based cash incentives are intended to reward achievement of annual financial performance and strategic goals that drive long-term, sustained creation of stockholder value. Our annual incentive goals are established with reference to the annual portion of our multi-year strategic plan. The annual performance metrics are financial-based measures and strategic goals that the Compensation Committee believes are aligned with our strategy. The Compensation Committee continually evaluates the measures against which we gauge our performance and may incorporate additional or alternative metrics to incentivize executives to achieve appropriate performance targets and respond to industry changes or market forces.
Each of our executives participates in the annual incentive plan under which the Compensation Committee uses earnings before interest, taxes, depreciation, and amortization, or EBITDA, as the primary metric. EBITDA may be further adjusted under the 2017 Plan to remove the effect of any one or more of the following: equity compensation expense under ASC 718; accelerated amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; restaurant closure costs; executive transition costs; acquisition and dispositions; a material change in planned capital expenditures; and any items that are unusual in nature, non-recurring, or infrequent in occurrence, except where such action would result in the loss of the otherwise available exemption of the Award under Code Section 162(m), if applicable, and is referred to herein as “Adjusted EBITDA.”
The Adjusted EBITDA (80% weight) measure was selected because we believe it best captures our operating results without reflecting the impact of decisions related to our growth, non-operating factors, and other matters. In addition, in 2022, the annual performance-based incentive plan included two strategic goals: successful completion of Donatos® pizza to at least 45 company owned restaurant locations (10% weight), and relative guest traffic as reflected in the change in guest traffic of comparable restaurants over the prior year (10% weight) to incentivize and reward improvements in these strategically important areas.

The Company grants annual performance-based incentive awards and cash incentive awards, if any, under the 2017 Plan. The Compensation Committee approves any payouts earned under the annual incentive program following review of actual results at the end of the year. The corresponding dollar payout value varies up or down depending on the actual performance level versus threshold, target, and maximum goals that are set at the beginning of the year. The Compensation Committee sets the payout ranges each year based on performance expectations and other factors. We believe our performance goals require “stretch” performance and encourage superior performance.
No payouts are earned if the threshold goals are not achieved. The Compensation Committee may also use various factors to exercise negative discretion when evaluating performance for purposes of awarding annual incentive compensation.
Long-Term Performance-Based Incentives. The Compensation Committee determines the long-term incentive grants for the executive officers, including the named executive officers, by reviewing peer group market data analysis from its compensation consultant, impact of share usage and affordability, internal equity, and recommendations from the CEO, among other factors. The Compensation Committee believes the current mix of performance and service-based incentives aligns the interests of executive officers with our stockholders and was appropriate for 2022.
The 2022 long-term incentive grants for named executive officers consisted of a mix of equity awards in the form of a long-term performance-based incentive component payable in PSUs (50%), and RSUs (50%). These awards are designed to focus management on our strategy of driving consistent, sustainable, achievement of long-term goals, both incrementally and over long performance periods. The annual granting of multi-year performance compensation is designed to ensure the execution of our evolving strategic plan, consider appropriate risks and returns, and allow for initiatives that span several fiscal years. The PSUs granted as part of the long-term incentive grants in 2022 have relative TSR as the performance metric and a three-year performance period. If the Company’s TSR is negative for the performance period, the maximum payout will be capped at the target grant amount regardless of relative outperformance to the peer group.
2022 Long-Term Incentive Grants
In 2022, all long-term performance-based incentive awards (excluding special inducement grants for new hires) were granted under the 2017 Plan.

Employee Benefits
We also provide certain other customary retirement and health and welfare benefits and other ancillary compensation to executives, which are in line with those offered to other groups of our employees, and which comprise a modest portion of our named executive officer compensation.
Modest Perquisites
We offer a limited number of modest perquisites to our named executive officers, which in 2022 included a car allowance, phone allowance, and in-restaurant meal discounts. In addition, where appropriate, we offer usual and customary relocation expense reimbursements including related tax reimbursements on relocation. We review the perquisites we offer to our executives and compare them to those offered by our competitors from time to time.
Summary of 2022 Compensation Activity
Base Salary
Named executive officer salaries for 2022, along with any corresponding increases from their 2021 salaries, are set forth below. The Compensation Committee considers various factors when setting base salaries including peer compensation practices, market competitiveness, the Company’s performance, individual contributions, growth in roles, retention, CEO recommendations for the CEO’s direct reports, and other relevant matters. Amounts below are annualized for those that served in role for partial year.
Named Executive Officer	2021 Salary	2022 Salary	% Change
G.J. Hart	—	1,000,000	—
Paul J.B. Murphy III	900,000	900,000	0%
Lynn S. Schweinfurth	490,000	490,000	0%
Jonathan A. Muhtar	452,000	452,000	0%
Todd Wilson	—	425,000	—
Wayne Davis(1)	375,000	410,000	9.3%
Sarah Mussetter	—	410,000	—
Darla Morse	390,000	390,000	0%
Michael Buchmeier(2)	315,000	330,000	4.8%

(1)
Mr. Davis’ salary change was effective in October 2022.

(2)
Mr. Buchmeier’s salary change was effective in March 2022.

Incentive-Based Compensation
2022 Annual Performance-Based Cash Incentives. The 2022 annual performance-based cash incentive program was based primarily on a financial performance target of Adjusted EBITDA (80% weight). Potential payout amounts ranged from 0% to 200% of the executive’s target opportunity based on achievement of Adjusted EBITDA ranging from 85% to 115% of the target level of Adjusted EBITDA. The committee believes the 2022 EBITDA goals were rigorous and demonstrated our commitment to a pay for performance philosophy. Incentive goal targets, actual performance, and any corresponding payouts are set forth in the tables below.
Adjusted EBITDA Target and Preliminary Annual Incentive %
Proportion of Adjusted EBITDA Target Achieved		Payout as a % of Target
Minimum	85%	25%
Target	100%	100%
Maximum	115%	200%

The 2022 annual performance-based cash incentive program was further based on two strategic performance targets: rollout of Donatos® pizza to 45 locations (10% weight), and relative guest traffic (10% weight). Each initiative is measured independently, and the target bonus is earned for each strategic initiative only if the project target is achieved. The strategic components of the annual performance-based cash incentive were selected to align with updated 2022 strategic priorities which were focused on initiatives intended to drive future revenue growth through expansion of the Donatos® rollout and increased guest traffic.
Strategic Target	Payout Opportunity %
Donatos® rollout completion of at least 45 company owned restaurant locations	10%
Relative guest traffic goals	10%
In 2022, the Adjusted EBITDA financial target was not achieved. However, the two strategic performance targets were met and resulted in a payout. Based on actual performance during 2022, the total annual corporate bonus earned by our NEOs was 20%.
2022 Annual Performance-Based Cash Incentive Goal, Achievement, and Payout
Bonus Component—Financial	Target Performance (dollars in thousands)	Actual Performance (dollars in thousands)	Achievement Percentage	Payout Achieved (before weighting)	Weighting %	Actual Bonus Percentage Earned
2022 Adjusted EBITDA	$89,100	$52,789	59.3%	0%	80%	0%
Bonus Component—Strategic					Weighting%	Actual Bonus Percentage Earned
Donatos Rollout	45 locations	52 locations	115,6%	100.0%	10%	10.0%
Relative Guest Traffic	Benchmark -1.93%	-0.97%	100.0% (Exceed Benchmark)	100.0%	10%	10.0%
Total					100%	20%
Each of our named executive officers has a target annual incentive opportunity expressed as a percentage of the executive’s salary and is set based on, among other factors, market and peer comparisons, and internal equity. The target and actual amounts of our annual performance-based cash incentives paid to our named executive officers in March 2023 for 2022 performance are as follows:
Named Executive Officer	2022 Annualized Salary	Target (% of Actual Salary)	$ Amount at Target	2022 Actual Payout
G.J. Hart(1)	$1,000,000	—	$500,000	$100,000
P. Murphy III	$900,000	120%	$1,080,000	$216,000
T. Wilson(2)		—	—	—
L. Schweinfurth(3)	$490,000	75%	$367,500	$73,500
J. Muhtar(3)	$452,000	75%	$339,000	$67,800
S. Mussetter(2)		—	—	—
D. Morse(3)	$390,000	75%	$292,500	$58,500
W. Davis	$380,385	60%	$228,231	$45,646
M. Buchmeier(3)	$330,000	60%	$198,000	$39,600

(1)
Mr. Hart’s target 2022 bonus was set at time of hire and is included in his employment agreement.

(2)
Mr. Wilson’s and Ms. Mussetter’s hire dates of 11/07/2022 and 12/01/2022, respectively, were in the fourth quarter of 2022 and they are not eligible for a 2022 bonus.

(3)
Severance agreements to Ms. Schweinfurth, Mr. Muhtar, Ms. Morse, and Mr. Buchmeier specified the 2022 bonus would be paid to each executive.

2022 Long-Term Incentive Program. The 2022 annual LTI grants made to our named executive officers consisted of 50% payable in performance stock units and 50% payable in restricted stock units.
2022 Long-Term Incentive Grants. In March 2022, the Company made the following annual grants to our named executive officers for the 2022-2024 long term incentive program: The chart below sets forth the target LTI award values for each of our NEOs as part of our 2022-2024 LTI program.
Named Executive Officer	Total Long-Term Incentive Target Value ($)	Long-Term Incentive PSUs ($)	Time-Based Restricted Stock Units ($)
Paul J.B. Murphy III	$3,000,000	$1,500,000	$1,500,000
G.J. Hart(1)	$2,000,000	$1,000,000	$1,000,000
Lynn S. Schweinfurth	$710,500	$355,250	$355,250
Jonathan A. Muhtar	$655,400	$327,700	$327,700
Darla Morse	$292,500	$146,250	$146,250
Wayne Davis	$262,500	$131,250	$131,250
Michael Buchmeier	$231,000	$115,500	$115,500

(1)
Mr. Hart’s 2022 LTI was included in his employment agreement, and the grant date was the seventh day after his hire date on 09/13/2022.

In connection with the hiring of Mr. Wilson and Ms. Mussetter, they each received an inducement grant of time based restricted stock units with a grant date value of $350,000 and $150,000, respectively.
The amounts listed in the table above represent the target intended value of the grant and amounts may differ from the accounting values provided in the Summary Compensation Table below primarily due to our use of a 30-day average share price for purposes of converting the target dollar amounts into the number of shares subject to each grant. See the Grants of Plan-Based Awards table for the number of shares underlying the 2022 grants of RSUs and PSUs for our NEOs.
Restricted Stock Units. The restricted stock units granted in 2022 vest ratably over three years on each anniversary of the date of grant, which is designed to align incentives with longer-term value creation for stockholders.
Long-Term Performance-Based Restricted Stock Units (PSUs). For the 2022-2024 long-term incentive grants, 50% was comprised of equity grants in the form of PSUs, as follows:
The PSUs granted as part of the 2022-2024 long-term incentive grants have relative TSR as the performance metric and a three-year performance period. If the Company’s TSR is negative for the performance period, the maximum payout will be capped at the target grant amount regardless of relative outperformance to the peer group.
For purposes of the 2022 awards under our long-term performance-based incentive, potential payout amounts ranged from 0% to 200% of the executive’s target opportunity based on achievement of Adjusted EBITDA ranging from 85% to 115% of the target level of Adjusted EBITDA for the year.

2022-2024 Payout Scale: Adjusted EBITDA & Target and Preliminary Payout %
Target Achieved		Payout as a % of Target
Below Minimum	<85%	0%
Minimum	85%	25%
Target	100%	100%
Maximum	115%	200%
2020-2022 Long-Term Performance-Based Incentives. At the end of 2022, the Company completed a three-year performance cycle for the long-term incentive portion of the LTI plan. The performance period covered fiscal years 2020 through 2022, and the amount payable in respect of that cycle was based on the Company’s Total Shareholder Return (TSR) relative to a 14-company performance peer group. Relative TSR is a key metric to measure management performance to create stockholder value. We believe this chosen metric supports our management team’s alignment with stockholders. Further, we believe the below target payouts demonstrate our strong commitment to a pay for performance philosophy. During the three-year performance period commencing on 04/09/2020 and ending on 12/25/2022, no payout was earned due to the relative performance of the Company, as compared to the peer group, as reflected our named executive officers earned a 0% payout, as reflected in the tables below.
Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR	Percentile Rank
Red Robin TSR	$8.81	$7.29	$0.00	-17.25%	0.0%
Beginning Stock Price: 30-day average on 04/09/2020
Ending Stock Price: 30-day average stock price on 12/25/2022
Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR
Biglari Holdings Inc.	$57.11	$140.99	$0.00	146.9%
BJ’s Restaurants, Inc.	$13.50	$29.54	$0.00	118.8%
Bloomin’ Brands, Inc.	$7.25	$21.27	$0.56	201.1%
Brinker International, Inc.	$12.77	$33.83	$0.00	164.9%
Chuy’s Holdings, Inc.	$11.20	$29.99	$0.00	167.8%
Cracker Barrel Old Country Str, Inc.	$80.29	$100.87	$10.10	38.2%
Dave & Buster’s Entertainment, Inc.	$11.85	$35.92	$0.00	203.1%
Denny’s Corporation	$8.15	$10.64	$0.00	30.6%
Dine Brands Global, Inc.	$28.82	$69.01	$2.39	147.7%
Fiesta Restaurant Group, Inc.	$4.74	$6.67	$0.00	40.7%
Noodles & Company	$4.58	$5.32	$0.00	16.2%
Ruth’s Hospitality Group, Inc.	$7.19	$16.27	$0.54	133.8%
Texas Roadhouse, Inc.	$40.10	$97.51	$3.04	150.7%
The Cheesecake Factory Inc.	$18.38	$32.99	$0.81	83.9%
14-company Peer Group TSR Percentile Ranking
25th Percentile	40.1%
Median	140.3%
75th Percentile	165.6%

Deductibility of Executive Compensation
The Compensation Committee considers the tax impacts of material elements of our executive compensation program. These factors alone do not drive our compensation decisions, but rather they are considered along with other factors such as the cash and non-cash impact of the program, and whether the program is consistent with our compensation objectives.
Historically, the Compensation Committee had generally structured our executive compensation in a manner designed to qualify for deductibility under the performance-based compensation exception from the limitation otherwise applicable under Section 162(m) of the Internal Revenue Code. The performance-based compensation exception has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our named executive officers in excess of $1 million is generally not deductible.
Due to ambiguities and uncertainties in the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of potential transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, while we consider deductibility as one factor in determining executive compensation, in some cases we may decide it is either not possible or desirable to satisfy all of the conditions of Section 162(m) for deductibility and still meet our compensation needs. Accordingly, we may pay compensation that is not deductible under Section 162(m) from time to time.

GOVERNANCE OF EXECUTIVE COMPENSATION
✓
Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

✓
Independent Compensation Committee approves executive compensation structure and performance goals

✓
Independent compensation consultant advises the Compensation Committee

✓
Payouts under our annual and long-term incentive compensation plans are capped

✓
Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if TSR is negative

✓
Double trigger required for cash severance and equity vesting upon change in control (other than certain performance awards)

✓
Meaningful stock ownership guidelines for executives and board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Clawback policy for the return of certain cash and equity executive incentive compensation in the event of a financial restatement

✓
Limited perks

✓
No incentivizing of short-term results to the detriment of long-term goals and results

✓
Compensation practices are appropriately structured to avoid incentivizing excessive risk taking

✓
No excise tax gross ups for change in control related situations

✓
No repricing of underwater options without stockholder approval

Executive Stock Ownership Guidelines
Stock ownership guidelines have been in effect for the Company’s executive officers and directors since March 2009. The Compensation Committee believes that executive stock ownership requirements increase alignment of executive interests with those of stockholders with respect to long-term ownership risk. The guidelines require executive officers to achieve during the term of the executive’s employment a dollar value of Company’s securities based on a multiple of base salary. The current ownership guidelines require our CEO to own five times base salary, three times base salary for executive vice presidents, and two times base salary for senior vice presidents. Pursuant to the guidelines, the value of the executive’s holdings is based on the value of Company securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including restricted stock units, earned but unvested PSUs, and vested in-the-money options, are credited toward the guidelines. The executive officers have five years to achieve the guidelines from their effective date of employment or promotion date. An executive officer may receive additional time to achieve their minimum requirement if the officer’s requirement is increased, calculated based on the additional incremental amount, and the committee may otherwise exercise discretion in extending the time for compliance in other circumstances. All of our executive officers are currently in compliance or on track to be in compliance with their current guidelines.

Compensation Clawback Policy
The Company’s board of directors maintains a compensation clawback policy for its executive officers that provides for the recoupment by the Company of certain excess incentive compensation paid to the officers under certain circumstances. In the event of a restatement of the Company’s previously issued financial statements as a result of either (i) material non-compliance with financial reporting requirements under the securities law or (ii) intentional misconduct by an executive, the Company may recover, to the extent permitted by law, certain incentive compensation, including equity and cash awards, received by the executive that was in excess of what would have been paid in the absence of the incorrect financial statements. Additional clawback rules approved by the Nasdaq will be reviewed by the Company and revisions, if necessary, will be made to its clawback policy to comply with the new rules.
Anti-Hedging Policy
The executive officers and directors are prohibited from engaging in any hedging transactions with respect to the Company’s securities, including, without limitation, through the use of financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.
Anti-Pledging Policy
Executive officers and directors are prohibited from making pledges of Company securities as collateral for a loan, or otherwise holding Company securities in a margin account.
Executive Employment Agreements
The Company is or was a party to an employment agreement or offer letter with each of our named executive officers, as described below under “Executive Employment Agreements.” Some of these agreements provide for or provided for severance payments upon certain terminations of employment. The Company entered into severance agreements with each of Messrs. Murphy, Schweinfurth, Morse, Buchmeier, and Muhtar, in connection with the termination of their employment. The Compensation Committee believes the terms of these agreements together with the Change in Control Plan (as defined below) are in line with market standards and are an important means to allow management to continue to focus on running the business of the Company in the event of a pending or actual change in control event or other event potentially affecting their employment. More detailed information concerning these severance payments appears below under the caption “Potential Payments upon Termination or Change in Control.”

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
THE COMPENSATION COMMITTEE
Kalen F. Holmes, Chair
David A. Pace
Anddria Varnado

2022 EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services rendered to the Company in all capacities by our principal executive officers, principal financial officers, and each of our three other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2022 (collectively, the named executive officers), for fiscal years 2020 through 2022:
Name and Principal Position	Year	Salary ($)(7)	Bonus ($)(8)	Stock Award ($)(9)	Option Awards ($)(10)	Non-Equity Incentive Plan Compensation ($)(11)	All Other Compensation ($)(12)	Total ($)
Paul J.B. Murphy III(1)	2022	900,001	—	4,068,150	—	216,000	19,745	5,203,896
President and Chief	2021	900,001	—	4,067,922	—	372,924	18,937	5,359,783
Executive Officer	2020	806,539	387,000	3,047,621	749,997	108,000	17,976	5,117,133
G.J. Hart(2) President and Chief Executive Officer	2022	303,846	250,000	1,699,252		100,000	800,982	3,154,080
Lynn S. Schweinfurth(3)	2022	490,000	—	963,476	—	73,500	41,934	1,568,910
Executive Vice President	2021	483,077	—	985,457	—	126,898	19,735	1,615,167
and Chief Financial Officer	2020	416,578	52,875	620,679	152,747	35,250	102,027	1,380,156
Todd Wilson(4) Executive Vice President and Chief Financial Officer	2022	57,212	125,000	344,094	—	—	449	526,755
Wayne Davis Chief People Officer	2022	380,385	—	355,945	—	45,646	24,577	806,553
Michael Buchmeier	2022	326,539	—	313,212	—	39,600	24,551	703,902
Senior Vice President and	2021	309,809	—	398,993	—	69,599	22,330	800,731
Chief Operating Officer	2020	268,847	77,000	213,315	52,500	22,337	22,196	656,195
Sarah Mussetter(5) Executive Vice President and Chief Legal Officer	2022	26,808	115,000	139,336	—	—	182	281,326
Jonathan A. Muhtar	2022	399,846	—	888,749	—	—	691,379	1,979,974
Executive Vice President	2021	449,577	—	938,361	—	117,057	20,588	1,525,583
and Chief Concept Officer	2020	394,174	50,063	655,472	161,309	33,375	23,071	1,317,464
Darla Morse(6)	2022	345,000	140,000	396,629	—	—	521,860	1,403,489
Executive Vice President and Chief Information Officer	2021	277,500	100,000	486,832	—	71,862	111,610	1,047,804

(1)
Mr. Murphy retired as our CEO effective September 6, 2022.

(2)
Mr. Hart commenced serving as our CEO, effective September 6, 2022. Mr. Hart’s annual base salary in 2022 was $1,000,000.

(3)
Ms. Schweinfurth’s employment with the Company ended on December 31, 2022.

(4)
Mr. Wilson joined the Company in November 2022. Mr. Wilson’s annual base salary in 2022 was $425,000.

(5)
Ms. Mussetter joined the Company in December 2022. Ms. Mussetter’s annual base salary in 2022 was $410,000.

(6)
Ms. Morse’s employment with the Company ended on November 11, 2022.

(7)
Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of salary into the Deferred Compensation Plan.

(8)
Amounts under Bonus represent one-time sign-on bonuses received by Mr. Murphy in 2020, Ms. Morse in 2021 and 2022, and by Mr. Hart, Mr. Wilson, and Ms. Mussetter in 2022, in connection with their initial appointments with the Company pursuant to their employment agreements. In 2020, amounts for each of Mr. Murphy, Ms. Schweinfurth, Mr. Buchmeier, and Mr. Muhtar represent one-time cash recognition awards of $162,000, $52,875, $77,000, and $50,063, respectively.

(9)
Amounts under Stock Awards represent the aggregate grant date fair value of restricted stock units and performance stock units awarded, computed in accordance with the accounting guidance for accounting for stock compensation. See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 25, 2022 for descriptions of the methodologies and assumptions we used to value restricted stock units and PSUs. See “Outstanding Equity Awards at 2022 Fiscal Year-End” below for a listing of restricted stock unit and PSU awards outstanding for each named executive officer as of December 25, 2022.

(10)
Amounts under Option Awards represent the aggregate grant date fair value of such awards computed in accordance with the accounting guidance for accounting for stock compensation for fiscal 2020. See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 25, 2022 for descriptions of the methodologies and assumptions we used to value option awards.

(11)
The amount shown for each named executive officer in the “Non-Equity Incentive Plan Compensation” column is reported for the year in which such amount is earned, even though it is paid in the immediately following year. Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of the annual incentive award payout into the Deferred Compensation Plan.

(12)
Amounts in the “All Other Compensation” column consist of the following payments we paid to or on behalf of the named executive officers.

Name	Year	Car Allowance ($)(a)	Company Match Under 401(k) Plan ($)	Moving Expenses & Other Payments ($) (b)	Separation of Service Agreement Payments ($)(c)	Other ($)(d)
Paul J.B. Murphy III	2022	15,000				4,745
G.J. Hart	2022			799,889		1,093
Lynn S. Schweinfurth	2022	10,200	7,209	20,000		4,525
Todd Wilson	2022		0			449
Wayne Davis	2022	10,200	10,961			3,415
Michael Buchmeier	2022	10,200	10,087			4,264
Sarah Mussetter	2022					182
Jonathan A. Muhtar	2022	9,023	7,811		669,728	4,816
Darla Morse	2022	9,023			508,921	3,916

(a)
Certain executives and other employees received monthly car allowances in 2022.

(b)
Represents moving expenses reimbursable by the Company pursuant to the executive’s employment agreement or offer letter and other travel reimbursement.

(c)
Amounts in this column represent payments associated with the executive’s separation agreement.

(d)
Amounts in this column consist of payments made to or on behalf of the NEO for the following: monthly phone allowance (certain executives and other employees received a monthly phone allowance in 2022), meal discounts (the amounts reported are valued at the incremental cost to our Company and are based on approximately 60% of the cost of the meal, which represents the average cost of goods and labor), long-term disability insurance and life insurance provided to executives and certain other employees (the value represents the premiums paid by the Company on behalf of the named executive officer), HSA contribution match, and leadership conference allowance where NEOs were permitted and encouraged to have spousal participation.
Grants of Plan-Based Awards
The following table provides additional information about equity awards and non-equity incentive plan awards granted to our named executive officers during 2022:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Stock (#)(3)	Grant Date Fair Value of Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(2)	Maximum (#)
Paul J.B. Murphy III		432,000	1,080,000	1,944,000	—	—	—	—	—
	3/21/2022	—	—	—	—	—	—	91,296	1,598,593
	3/21/2022	—	—	—	22,824	91,296	182,592	—	2,469,557
G.J. Hart(5)		200,000	500,000	900,000	—	—	—	—	—
	09/13/2022	—	—	—	—	—	—	123,762	940,591
	09/13/2022	—	—	—	30,941	123,762	247,524	—	758,661
Lynn S. Schweinfurth		147,000	367,500	661,500	—	—	—	—	—
	3/21/2022	—	—	—	—	—	—	21,622	378,601
	3/21/2022	—	—	—	5,406	21,622	43,244	—	584,875
Todd Wilson(6)
	11/14/2022							45,395	344,094
Wayne Davis		91,292	228,231	410,816
	3/21/2022							7,988	139,870
	3/21/2022				1,997	7,988	15,976		216,075
Michael Buchmeier		79,200	198,000	356,400
	3/21/2022							7,029	123,078
	3/21/2022				1,757	7,029	14,058		190,134
Sarah Mussetter(7)
	12/08/2022							19,035	139,336
Jonathan A. Muhtar		135,600	339,000	610,200	—	—	—	—	—
	3/21/2022	—	—	—	—	—	—	19,945	349,237
	3/21/2022	—	—	—	4,986	19,945	39,890	—	539,512
Darla Morse		117,000	292,500	526,500	—	—	—	—	—
	3/21/2022	—	—	—	—	—	—	8,901	155,857
	3/21/2022	—	—	—	2,225	8,901	17,802	—	240,772

(1)
Amounts reflect potential annual incentive payouts to the named executive officers which depend on satisfaction of Company Adjusted EBITDA, and the successful completion of two strategic initiatives in 2022. See “Compensation Discussion and Analysis—Key Components of our Executive Compensation Program—Incentive-Based Compensation—Annual Performance-Based Incentive” for further information.

(2)
Amounts reflect target payouts under long-term PSU awards granted under the 2017 Plan. The awards will cliff vest at the end of the 2022-2024 three-year performance cycle. Performance will be measured over the three years based on a range of minimum threshold, target, and maximum levels. Subject to certain continued employment requirements, the units are scheduled to vest at the end of the performance period if the Company meets certain total shareholder return objectives. The number of units that vest may be 0% to 200% of the target number of units, depending upon performance. Each performance stock unit, once vested, will entitle the named executive officer to receive one share of common stock. See the discussion under “Compensation Discussion and Analysis—Summary of 2022 Compensation Activity—Incentive-Based Compensation—2022 Long-Term Incentive Program.”

(3)
Comprises time-based restricted stock units granted pursuant to the 2017 Plan. Each restricted stock unit represents the contingent right to receive, upon vesting of the unit, one share of common stock. The units are scheduled to vest one-third on each of the first, second, and third anniversaries of the date of grant subject to continuing employment or service with the Company.

(4)
See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 25, 2022 for descriptions of the methodologies and assumptions we use to value option and stock awards pursuant to the guidance for accounting for stock compensation.
(5)
Mr. Hart’s Target Non-Equity Incentive amount and 2022 target equity awards were specified in his employment agreement.

(6)
Mr. Wilson was awarded a one-time grant of 45,395 restricted stock units as an inducement grant upon joining the Company on November 14, 2022.

(7)
Ms. Mussetter was awarded a one-time grant of 19,035 restricted stock units as an inducement grant upon joining the Company on December 8, 2022.

Outstanding Equity Awards at 2022 Fiscal Year-End
		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option		Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested ($)(16)	Equity Incentive Plan Awards: Number of Unsecured Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(16)
Name	Grant Date			Exercise Price ($)	Option Expiration Date
Paul J.B. Murphy III	3/25/2020	79,648	39,824	12.61(1)	3/25/2030	19,825(5)	113,003	—	—
	4/9/2020					0(6)	0
	5/19/2021	—	—	—	—	30,519(7)	173,958	11,445(13)	65,235
	3/21/2022					91,296(9)	520,387	22,824(14)	130,097
G.J. Hart	9/13/2022					123,762(10)	705,443	30,941(15)	176,361
Lynn S. Schweinfurth	2/4/2019	—	—	—	—	1,392(2)	7,934	—	—
	3/25/2020	16,222	8,110	12.61(1)	3/25/2030	4,037(5)	23,011	—	—
	4/9/2020					0(6)	0
	5/19/2021					7,393(7)	42,140	2,773(13)	15,803
	3/21/2022					21,622(9)	123,245	5,406(14)	30,811
Todd Wilson	11/14/2022					45,395(11)	258,752
Wayne Davis	12/6/2021					8,090(8)	46,113
	3/21/2022					7,988(9)	45,532	1,997(14)	11,383
Michael Buchmeier	2/24/2017	1,254		47.00	2/24/2027
	3/15/2018	979		61.25	3/15/2028
	3/19/2019					178(3)	1,015
	9/6/2019					553(4)	3,152
	3/25/2020	5,576	2,787	12.61(1)	3/25/2030	1,387(5)	7,906
	4/9/2020					0(6)	0
	5/19/2021					2,606(7)	14,854	977(13)	5,570
	5/19/2021					973(7)	5,546
	3/21/2022					7,029(9)	40,065	1,757(14)	10,016
Sarah Mussetter	12/8/2022					19,035(12)	108,500
Jonathan A. Muhtar	1/4/2016	12,765	—	59.94	1/4/2026	—	—	—	—
	2/17/2016	9,297	—	63.82	2/17/2026	—	—	—	—
	2/24/2017	12,544	—	47.00	2/24/2027	—	—	—	—
	3/15/2018	10,160		61.25	3/15/2028			—	—
	3/25/2020	17,131		12.61	3/25/2030			—	—

(1)
Award of options granted on March 25, 2020 that vest 33 1/3∕ % on each anniversary date of issuance and in full on March 25, 2023.

(2)
Award of restricted stock units granted on February 4, 2019 that vest 25% on each anniversary date of issuance and in full on February 4, 2023.

(3)
Award of restricted stock units granted on March 19, 2019 that vest 25% on each anniversary date of issuance and in full on March 19, 2023.

(4)
Award of restricted stock units granted on September 6, 2019 that vest 25% on each anniversary date of issuance and in full on September 6, 2023.

(5)
Award of restricted stock units granted on March 25, 2020 that vest 33 1/3∕% on each anniversary date of issuance and in full on March 25, 2023.

(6)
Represents the portion of the PSU Award granted on April 9, 2020 that was earned based on actual performance during the performance period April 9, 2020 through December 25, 2022 and which were not released until certification of performance by the Audit and Compensation Committees in February 2023.

(7)
Award of restricted stock units granted on May 19, 2021 that vest 33 1/3∕% on each anniversary date of issuance and were scheduled to vest in full on May 19, 2024.

(8)
Award of restricted stock units granted on December 6, 2021 that cliff vest on the third anniversary date of issuance on December 6, 2024.

(9)
Award of restricted stock units granted on March 21, 2022 that vest 33 1/3∕% on each anniversary date of issuance and in full on March 21, 2025.

(10)
Award of restricted stock units granted on September 13, 2022 that vest 33 1/3∕% on each anniversary date of issuance and in full on September 13, 2025.

(11)
Award of restricted stock units granted on November 14, 2022 that vest 33 1/3∕% on each anniversary date of issuance and in full on November 14, 2025.

(12)
Award of restricted stock units granted on December 8, 2022 that vest 33 1/3∕% on each anniversary date of issuance and in full on December 8, 2025.

(13)
Represents the unearned portion of the PSU Award granted on May 19, 2021. Reported shares reflect payout at threshold based on performance through December 25, 2022.

(14)
Represents the unearned portion of the PSU Award granted on March 21, 2022. Reported shares reflect payout at threshold based on performance through December 25, 2022.

(15)
Represents the unearned portion of the PSU Award granted on September 13, 2022. Reported shares reflect payout at threshold based on performance through December 25, 2022.

(16)
Based on the closing price of our common stock on December 23, 2022 of $5.70 per share.

Options Exercises and Stock Vested
The following table contains information with respect to the named executive officers concerning option exercises and vesting of restricted stock units during fiscal year 2022:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting $(1)
Paul J.B. Murphy III	—	—	88,065	838,723
G.J. Hart	—	—	—	—
Lynn S. Schweinfurth	—	—	17,840	248,237
Todd Wilson	—	—	—	—
Wayne Davis	—	—	—	—
Michael Buchmeier	—	—	4,020	46,681
Sarah Mussetter	—	—	—	—
Jonathan A. Muhtar	—	—	10,546	147,763
Darla Morse	—	—	2,585	29,270

(1)
Represents restricted stock units vesting during fiscal year 2022. Values are based on the closing price of our common stock on the date of vesting.

Non-qualified Deferred Compensation
The following table shows information about the amount of contributions, earnings, and balances for each named executive officer under the Company’s Deferred Compensation Plan as of December 25, 2022.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Paul J.B. Murphy III	—	—	—	—	—
G.J. Hart	—	—	—	—	—
Lynn S. Schweinfurth	73,502	—	(29,197)	—	203,757
Todd Wilson	—	—	—	—	—
Wayne Davis	—	—	—	—	—
Michael Buchmeier	46,470	—	(76,540)	—	461,378
Sarah Mussetter		—	—	—	—
Jonathan A. Muhtar	—	—	—	—	—
Darla Morse	—	—	—	—	—

(1)
Executive Contributions in Last Fiscal Year and Registrant Contributions in Last Fiscal Year were reported as compensation to the relevant named executive officers in our Summary Compensation Table.

(2)
No portion of the Aggregate Earnings (Loss) in Last Fiscal Year was reported as compensation to the relevant named executive officers in our Summary Compensation Table.

(3)
All Aggregate Balance at Last Fiscal Year-End amounts reported in this column were reported as compensation to the relevant named executive officers in our Summary Compensation Table for previous years except for any earnings or losses on deferred amounts.

Red Robin Gourmet Burgers, Inc. Deferred Compensation Plan. The Red Robin Gourmet Burgers, Inc. Deferred Compensation Plan permits executives and other eligible employees to defer portions of their compensation. Under this plan, eligible employees may elect to defer up to 75% of their base salary and up to 100% of incentive compensation each plan year. The Company may make matching contributions in an amount determined by the Compensation Committee. For the 2022 plan year, the Company did not make matching contributions. The Red Robin 401(k) plan allows highly compensated employees to participate and receive Company matching contributions under the 401(k) plan.
The Company contributes all amounts deferred under the deferred compensation plan to a rabbi trust. Assets in the rabbi trust are invested in certain mutual funds that cover an investment spectrum ranging from equities to money market instruments. All rabbi trust assets remain available to satisfy the claims of the Company’s creditors in the event of the Company’s bankruptcy or insolvency.
When participants elect to defer amounts into the plan, they also select when the amounts ultimately will be distributed. Participants can elect to have deferrals for a particular year paid in a future year if the participant is still employed at that time. Such in-service distributions are made in the form of a lump sum or annual installments. Otherwise, payment of a participant’s account is made a minimum of six months from participant’s termination of employment in the form of a lump sum or up to 15 annual installments if the participant so elected at the time of deferral and if the participant’s total account balance is at least $50,000. A participant can elect to change a prior distribution election to further delay distribution provided that such new election must be provided at least 12 months before the date the previously scheduled distribution would have occurred and provided that the new distribution date is at least five years from the originally scheduled distribution date. A participant may obtain a withdrawal prior to the date otherwise scheduled or elected by the participant if the participant incurs an “unforeseeable emergency” (generally including illness, casualty losses, etc.).
With respect to deferrals after 2004, the plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code, which was enacted as part of the American Jobs Creation Act of 2004. The plan is a “non-qualified” plan for federal tax purposes, meaning the arrangements are deemed to be unfunded and an employee’s interest in the plan is no greater than that of an unsecured general creditor of the Company.
EMPLOYMENT AGREEMENTS, SEPARATION ARRANGEMENTS, AND CIC PLAN
Executive Employment Agreements
G.J. Hart Employment Agreement. In connection with Mr. Hart’s appointment as President and Chief Executive Officer of the Company, Mr. Hart and the Company entered into an offer letter, dated July 13, 2022 (the “Hart Offer Letter”). The Hart Offer Letter provides for the following compensation: (i) an annual base salary of $1,000,000; (ii) eligibility to receive an annual bonus with a target of 100% of base salary (provided that for fiscal year 2022, Mr. Hart shall be eligible to receive 50% of his otherwise applicable annual bonus); and (iii) a sign-on cash bonus of $500,000, payable in two installments: (a) $250,000 payable within 30 days following the commencement of Mr. Hart’s employment, and (b) $250,000 payable in March 2023 on the date the Company pays its annual incentive bonuses for the 2022 fiscal year to the Company’s employees generally. Mr. Hart’s sign-on bonus is subject to repayment if his employment is terminated by the Company for Cause or by Mr. Hart without Good Reason (as such terms are defined in the Hart Offer Letter) in the first two years of his employment.
Mr. Hart will have an opportunity to participate in the Company’s long-term incentive plan with a target annual award value equal to $4.0 million, provided that in fiscal year 2022, Mr. Hart’s award will have a target value of $2.0 million.
Mr. Hart may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. Additionally, he is entitled to relocation reimbursement benefits in accordance with the Company’s historical and customary practices, and dining privileges at Company-owned restaurants to the same extent as other senior executive employees, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time. In addition, the Company will reimburse Mr. Hart for legal fees associated with the review, negotiation, and execution of his offer letter (not to exceed $10,000).
Upon the termination of Mr. Hart’s employment for any reason, he will be entitled to receive any accrued but unpaid base salary and reimbursement for any unreimbursed business expenses, in each case through the date of his termination, plus any benefits to which he is entitled under the terms of any Company benefit plan or arrangement (collectively, the “accrued obligations”).
Upon Mr. Hart’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) two times his base salary, payable during the 24-month period following the date of his termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated, payable when annual bonuses are regularly paid to similarly situated executives; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum payment in the amount of the cost of COBRA coverage for Mr. Hart and his eligible dependents for up to 18 months. Mr. Hart’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. If Mr. Hart receives severance payments and benefits under the Company’s Change in Control Severance Plan, he will not be eligible to receive the foregoing severance benefits, and his cash severance multiplier under the Change in Control Severance Plan will be 2.0 (not 3.0), and the definitions of Cause and Good Reason (and the applicable release of claims) will be replaced by the definitions and release of claims referred to in his offer letter. Upon termination of employment for any reason, all of Mr. Hart’s unvested equity awards shall be forfeited.
Mr. Hart will be subject to customary restrictive covenants in the Hart Offer Letter, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the 24 months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
In connection with his appointment as the Company’s President and Chief Executive Officer, Mr. Hart received a grant of inducement awards, effective September 13, 2022. As part of the inducement grants, Mr. Hart received 123,762 performance stock units. The performance stock units vest based upon both the level of the Company’s total stockholder return (TSR) performance relative to a peer group of its competitors over a three-year performance period as well as his continued service through the end of such performance period. Mr. Hart also received 123,762 restricted stock units, which will vest in three equal annual installments beginning on the first anniversary of the grant date. The awards are subject to same terms and conditions of the Company’s 2017 Performance Incentive Plan as if the awards were granted under such plan.
Todd Wilson Employment Agreement. In connection with Mr. Wilson’s appointment as Chief Financial Officer of the Company, Mr. Wilson and the Company entered into an employment agreement, dated November 3, 2022 (the “Employment Agreement”). The Employment Agreement provides for the following compensation: (i) an annual base salary of $425,000; (ii) eligibility to receive an annual bonus with a target of 75% of Mr. Wilson’s base salary, beginning in the Company’s 2023 fiscal year; and (iii) a sign-on cash bonus of $125,000, and (iv) a one-time grant of time-vested restricted stock units having a target value of $350,000, which shall be in the form of an inducement grant made pursuant to Nasdaq Listing Rule 5635(c) outside of, but subject to all of the terms and conditions of, the Company’s 2017 Performance Incentive Plan, and which shall vest ratably over the first three anniversaries of the date of grant (subject to Mr. Wilson’s continued employment on such vesting dates). Mr. Wilson’s sign-on bonus is subject to repayment if his employment is terminated by the Company for Cause or by Mr. Wilson without Good Reason (as each term is defined in the Employment Agreement) in the first twelve months following the commencement of his employment.
Beginning in the Company’s 2023 fiscal year, Mr. Wilson will have an opportunity to participate in the Company’s long-term incentive plan with, for 2023, a target annual award value equal to 120% of Mr. Wilson’s initial base salary.

Mr. Wilson may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. Additionally, he is entitled to relocation reimbursement benefits of up to $200,000 (including an additional gross-up payment in respect of any taxable portion of his relocation benefit, which shall be repaid to the Company in the event of resignation without Good Reason within the first twenty-four months following the commencement of his employment) in accordance with the Company’s historical and customary practices, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time.
Upon the termination of Mr. Wilson’s employment for any reason, he will be entitled to receive any accrued but unpaid base salary and reimbursement for any unreimbursed business expenses, in each case through the date of his termination, plus any benefits to which he is entitled under the terms of any Company benefit plan or arrangement (collectively, the “accrued obligations”).
Upon Mr. Wilson’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) a lump-sum payment equivalent to one times his base salary in effect immediately prior to termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election of an amount equal to product of (x) the portion of monthly premiums of Mr. Wilson’s group health insurance, including coverage for Mr. Wilson’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12. Mr. Wilson’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. If Mr. Wilson receives severance payments and benefits under the Company’s Change in Control Severance Plan, he will not be eligible to receive the foregoing severance benefits, and the definitions of Cause and Good Reason (and the applicable release of claims) will be replaced by the definitions and release of claims referred to in his Employment Agreement. Upon termination of employment for any reason, all of Mr. Wilson’s unvested equity awards shall be forfeited.
Mr. Wilson will be subject to customary restrictive covenants in the Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
In connection with his appointment as the Company’s Chief Financial Officer, Mr. Wilson received an inducement grant, effective November 14, 2022, of 45,395 restricted stock units, which will vest in three substantially equal annual installments beginning on the first anniversary of the grant date. The award is subject to same terms and conditions of the Company’s 2017 Performance Incentive Plan as if the award was granted under such plan.
Sarah Mussetter Employment Agreement. In connection with Ms. Mussetter’s appointment as Chief Legal Officer of the Company, Ms. Mussetter and the Company entered into an employment agreement, dated October 28, 2022 (the “Mussetter Employment Agreement”). The Employment Agreement provides for the following compensation: (i) an annual base salary of $410,000; (ii) eligibility to receive an annual bonus with a target of 60% of Ms. Mussetter’s base salary, beginning in the Company’s 2023 fiscal year; and (iii) a sign-on cash bonus of $115,000, and (iv) a one-time grant of time-vested restricted stock units having a target value of $150,000, which shall be in the form of an inducement grant made pursuant to Nasdaq Listing Rule 5635(c) outside of, but subject to all of the terms and conditions of, the Company’s 2017 Performance Incentive Plan, and which shall vest ratably over the first three anniversaries of the date of grant (subject to Ms. Mussetter’s continued employment on such vesting dates). Ms. Mussetter’s sign-on bonus is subject to repayment if Ms. Mussetter resigns without Good Reason (as each term is defined in the Mussetter Employment Agreement) within the first twelve months following the commencement of her employment.
Beginning in the Company’s 2023 fiscal year, Ms. Mussetter will have an opportunity to participate in the Company’s long-term incentive plan with, for 2023, a target annual award value equal to 105% of Ms. Mussetter’s initial base salary.

Upon the termination of Ms. Mussetter’s employment for any reason, she will be entitled to receive any accrued obligations (as defined above).
Upon Ms. Mussetter’s termination of employment by the Company without Cause or due to her resignation for Good Reason, she will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) installment payments equivalent to one times her base salary in effect immediately prior to termination; and (ii) payment of a pro rata share of her annual bonus that would otherwise have been earned based on actual performance, had she continued to be employed by the Company for the fiscal year in which her employment was terminated. Ms. Mussetter’s receipt of the severance benefits mentioned in this paragraph is subject to her execution of a waiver and release of claims in favor of the Company and its affiliates. If Ms. Mussetter receives severance payments and benefits under the Company’s Change in Control Severance Plan, she will not be eligible to receive the foregoing severance benefits, and the definitions of Cause and Good Reason (and the applicable release of claims) will be replaced by the definitions and release of claims referred to in the Mussetter Employment Agreement.
Ms. Mussetter will be subject to customary restrictive covenants in the Mussetter Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
In connection with her appointment as the Company’s Chief Legal Officer, Ms. Mussetter received an inducement grant, effective December 8, 2022, of 19,035 restricted stock units, which will vest in three substantially equal annual installments beginning on the first anniversary of the grant date. The award is subject to same terms and conditions of the Company’s 2017 Performance Incentive Plan as if the award was granted under such plan.
Wayne Davis Offer Letter. In connection with Mr. Davis’ appointment as Chief People Officer of the Company, Mr. Davis and the Company entered into an offer letter, dated November 9, 2021 (the “Davis Offer Letter”). The Davis Offer Letter provides for the following compensation: (i) an annual base salary of $375,000; (ii) eligibility to receive an annual bonus with a target of 60% of Mr. Davis’ base salary, beginning in the Company’s 2022 fiscal year; and (iii) a sign-on cash bonus of $36,000, and (iv) a one-time grant of time-vested restricted stock units having a target value of $150,000, subject to all of the terms and conditions of the Company’s 2017 Performance Incentive Plan, and which shall vest ratably over the first three anniversaries of the date of grant (subject to Mr. Davis’ continued employment on such vesting dates). Mr. Davis’ sign-on bonus is subject to repayment if Mr. Davis terminates his employment voluntarily within one year of the commencement of his employment.
Mr. Davis will have an opportunity to participate in the Company’s long-term incentive plan with a target annual award value equal to 70% of Mr. Davis’ annual base salary.
Upon the termination of Mr. Davis’ employment for any reason, he will be entitled to receive any accrued obligations (as defined above).
Upon Mr. Davis’ termination of employment by the Company without Cause, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) lump sum equivalent to one times his base salary in effect immediately prior to termination; and (ii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election of an amount equal to product of (x) the portion of monthly premiums of Mr. Davis’ group health insurance, including coverage for Mr. Davis’ eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12.
Mr. Davis is subject to a nondisclosure of confidential information.
Severance Arrangement for Paul J.B. Murphy III, former President and Chief Executive Officer. The employment agreement with Mr. Murphy, our former President and Chief Executive Officer, dated September 2, 2019, provides that he is entitled to receive certain benefits upon termination of his employment not related to a change in control. If the Company terminates Mr. Murphy’s employment without cause, or Mr. Murphy terminates his employment for good reason, Mr. Murphy will receive, among other things (a) continued payment of his annual base salary for a period of two years following the effective date of his termination of employment; (b) payment of a pro rata share of his annual bonus; (c) immediate vesting of his sign-on equity award; and (d) upon his timely election under COBRA, a cash payment equal to eighteen months of the Company portion of his health insurance premiums, including coverage for his dependents.
Good reason is defined in Mr. Murphy’s employment agreement as a reduction in his compensation other than as permitted under the employment agreement, relocation of the Company’s headquarters to a location more than 20 miles from the location prior to such relocation, any breach of a material provision contained in the employment agreement, or a significant reduction in the responsibilities of the chief executive officer; provided that the Company has 30 days to cure any such condition following Mr. Murphy’s notice thereof (which notice is required to be provided within 90 days of the initial existence of the condition).
Cause is defined in Mr. Murphy’s employment agreement as (a) his continual and deliberate gross neglect in the performance of his material duties; (b) his failure to devote substantially all of his working time to the business of the Company and its subsidiaries (other than as expressly permitted in the employment agreement); (c) his failure to follow the lawful directives of the board in any material respect; (d) his engaging in misconduct in connection with the performance of any of his duties, including, without limitation, falsifying or attempting to falsify documents, books or records of the Company or its subsidiaries, misappropriating or attempting to misappropriate funds or other property, or securing or attempting to secure any personal profit in connection with any transaction entered into on behalf of the Company or its subsidiaries; (e) his violation, in any material respect, of any policy or of any code or standard of behavior or conduct generally applicable to employees of the Company or its subsidiaries; (f) his breach of the material provisions of the employment agreement or any other non-competition, noninterference, non-disclosure, confidentiality or other similar agreement executed by him with the Company or any of its subsidiaries or other act of disloyalty to the Company or any of its subsidiaries (including, without limitation, aiding a competitor or unauthorized disclosure of confidential information); or (g) his engaging in conduct which is reasonably likely to result in material injury to the reputation of the Company or any of its subsidiaries, including, without limitation, commission of a felony, fraud, embezzlement or other crime involving moral turpitude; provided, that a termination for cause by the Company of any of the events described in clauses (a), (b), (d) and (e) above shall only be effective on 30 days advance written notification, providing him the opportunity to cure, if reasonably capable of cure within; provided, however, that no such notification is required if the cause event is not reasonably capable of cure or the board determines that its fiduciary obligation legally requires it to effect a termination of him for Cause immediately.
In March 2023, the Company agreed to pay Mr. Murphy $115,000, in lieu of the RSUs that were scheduled to vest on May 19, 2023 that would have otherwise been forfeited in exchange for a general release of claims against the Company by Mr. Murphy.
Severance Agreement for Lynn S. Schweinfurth, former Executive Vice President and Chief Financial Officer. On November 3, 2022, the Company announced the departure of Lynn Schweinfurth, the Company’s Executive Vice President and Chief Financial Officer. Ms. Schweinfurth will remain as a special advisor to the Company until December 31, 2022, to work with the Company’s management team to ensure a smooth transition of the responsibilities of the Chief Financial Officer.
In connection with the departure of Ms. Schweinfurth, the Company has agreed to provide Ms. Schweinfurth, pursuant to a severance agreement between the Company and Ms. Schweinfurth dated as of November 14, 2022 (a “Severance Agreement”), in addition to any accrued but unpaid benefits or obligations: (i) a lump-sum cash payment of which equals twelve (12) months of Ms. Schweinfurth’s base salary prior to her departure, which shall be $490,000, (ii) a lump-sum cash payment in an amount equal to the annual bonus that becomes payable, if any, in respect of the 2022 fiscal year to the Executive, based on actual performance and payable at the same time such payments are made to other employees of the Company generally, (iii) a lump-sum cash payment in the amount equal to the product of (x) the number of Ms. Schweinfurth’s time-based restricted stock units outstanding as of the date of separation that would have vested during the 2023 calendar year (if Ms. Schweinfurth’s employment with the Company had not terminated), multiplied by (y) $7.50, (iv) subject to the Ms. Schweinfurth’s timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election in an amount equal to the product of (x) the portion of monthly premiums of Ms. Schweinfurth’s group health insurance, including coverage for Ms. Schweinfurth’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12, (v) a lump-sum cash payment equal to the amount of Ms. Schweinfurth’s annual life insurance premiums, and (vi) a lump-sum cash payment in the amount of $15,000 for executive outplacement services. The Executive shall forfeit all of their outstanding and unvested restricted stock units, performance stock units and stock options, and any vested stock options will remain outstanding and exercisable for the designated period under the applicable award agreement. Ms. Schweinfurth’s receipt of the severance benefits mentioned in this paragraph is subject to their execution of a waiver and release of claims in favor of the Company and its affiliates. Ms. Schweinfurth shall be subject to certain restrictive covenants, including nondisclosure of confidential information, return of Company property, and, for the twelve months following the date of separation, non-competition and non-solicitation of employees, suppliers, and business relations of the Company. Ms. Schweinfurth’s Severance Agreement also includes post-employment cooperation and non-disparagement covenants as well as a general release of claims against the Company by Ms. Schweinfurth.
Severance Agreement for Darla Morse, former Executive Vice President and Chief Information Officer. On November 3, 2022, the Company announced the departure of Darla Morse, the Company’s Executive Vice President and Chief Information Officer. In connection with the departure of Ms. Morse, the Company has agreed to provide Ms. Morse, pursuant to a severance agreement between the Company and Ms. Morse dated as of November 14, 2022 (a “Severance Agreement”), in addition to any accrued but unpaid benefits or obligations: (i) a lump-sum cash payment of which equals twelve (12) months of Ms. Morse’s base salary prior to her departure, which shall be $390,000, (ii) a lump-sum cash payment in an amount equal to the annual bonus that becomes payable, if any, in respect of the 2022 fiscal year to Ms. Morse, based on actual performance and payable at the same time such payments are made to other employees of the Company generally, (iii) a lump-sum cash payment in the amount equal to the product of (x) the number of Ms. Morse’s time-based restricted stock units outstanding as of the date of separation that would have vested during the 2023 calendar year (if Ms. Schweinfurth’s employment with the Company had not terminated), multiplied by (y) $7.50, (iv) subject to the Ms. Morse’s timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election in an amount equal to the product of (x) the portion of monthly premiums of the Ms. Morse’s group health insurance, including coverage for Ms. Morse’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12, (v) a lump-sum cash payment equal to the amount of Ms. Morse’s annual life insurance premiums, and (vi) a lump-sum cash payment in the amount of $15,000 for executive outplacement services. Ms. Morse shall forfeit all of their outstanding and unvested restricted stock units, performance stock units and stock options, and any vested stock options will remain outstanding and exercisable for the designated period under the applicable award agreement. Ms. Morse’s receipt of the severance benefits mentioned in this paragraph is subject to their execution of a waiver and release of claims in favor of the Company and its affiliates. Ms. Morse shall be subject to certain restrictive covenants, including nondisclosure of confidential information, return of Company property, and, for the twelve months following the date of separation, non-competition and non-solicitation of employees, suppliers, and business relations of the Company. Ms. Morse’s Severance Agreement also includes post-employment cooperation and non-disparagement covenants as well as a general release of claims against the Company by Ms. Morse.
Severance Agreement for Jonathan A. Muhtar, former Executive Vice President and Chief Concept Officer. On November 3, 2022, the Company announced the departure of Mr. Muhtar, the Company’s Executive Vice President and Chief Concept Officer. In connection with the departure of Mr. Muhtar, the Company has agreed to provide to Mr. Muhtar, pursuant to a severance agreement between the Company and Mr. Muhtar dated as of November 22, 2022 (the “Severance Agreement”), in addition to any accrued but unpaid benefits or obligations: (i) a lump-sum cash payment of which equals twelve (12) months of Mr. Muhtar’s base salary prior to his departure, which shall be $452,000, (ii) a lump-sum cash payment in an amount equal to the annual bonus that becomes payable, if any, in respect of the 2022 fiscal year to Mr. Muhtar, based on actual performance and payable at the same time such payments are made to other employees of the Company generally, (iii) a lump-sum cash payment in the amount equal to the product of (x) the number of Mr. Muhtar’s time-based restricted stock units outstanding as of the date of separation that would have vested during the 2023 calendar year (if Mr. Muhtar’s employment with the Company had not terminated), multiplied by (y) $7.50, (iv) subject to Mr. Muhtar’s timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election in an amount equal to the product of (x) the portion of monthly premiums of Mr. Muhtar’s group health insurance, including coverage for Mr. Muhtar’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12, (v) a lump-sum cash payment equal to the amount of Mr. Muhtar’s annual life insurance premiums, and (vi) a lump-sum cash payment in the amount of $15,000 for executive outplacement services. Mr. Muhtar shall forfeit all of their outstanding and unvested restricted stock units, performance stock units and stock options, and any vested stock options will remain outstanding and exercisable for the designated period under the applicable award agreement. Mr. Muhtar’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. Mr. Muhtar shall be subject to certain restrictive covenants, including nondisclosure of confidential information, return of Company property, and, for the twelve months following the date of separation, non-competition and non-solicitation of employees, suppliers, and business relations of the Company. The Severance Agreement also includes post-employment cooperation and non-disparagement covenants as well as a general release of claims against the Company by Mr. Muhtar.
Severance Agreement for Michael Buchmeier, former Senior Vice President and Chief Operating Officer. On December 16, 2022, the Company announced the departure of Mr. Buchmeier, the Company’s Senior Vice President and Chief Concept Officer. In connection with the departure of Mr. Buchmeier, the Company has agreed to provide to Mr. Buchmeier, pursuant to a severance agreement between the Company and Mr. Buchmeier dated as of December 18, 2022 (the “Severance Agreement”), in addition to any accrued but unpaid benefits or obligations: (i) a lump-sum cash payment of which equals twelve (12) months of Mr. Buchmeier’s base salary prior to his departure, which shall be $330,000, (ii) a lump-sum cash payment in an amount equal to the annual bonus that becomes payable, if any, in respect of the 2022 fiscal year to Mr. Buchmeier, based on actual performance and payable at the same time such payments are made to other employees of the Company generally, (iii) a lump-sum cash payment in the amount equal to the product of (x) the number of Mr. Buchmeier’s time-based restricted stock units outstanding as of the date of separation that would have vested during the 2023 calendar year (if Mr. Buchmeier’s employment with the Company had not terminated), multiplied by (y) $7.50, (iv) subject to Mr. Buchmeier’s timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election in an amount equal to the product of (x) the portion of monthly premiums of Mr. Buchmeier’s group health insurance, including coverage for Mr. Buchmeier’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12, (v) a lump-sum cash payment equal to the amount of Mr. Buchmeier’s annual life insurance premiums, and (vi) a lump-sum cash payment in the amount of $15,000 for executive outplacement services. Mr. Buchmeier shall forfeit all of his outstanding and unvested restricted stock units, performance stock units and stock options, any vested stock options will remain outstanding and exercisable for the designated period under the applicable award agreement, and Mr. Buchmeier’s outstanding performance stock units will be treated in accordance with their terms relating to termination of employment due to retirement. Mr. Buchmeier’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. Mr. Buchmeier shall be subject to certain restrictive covenants, including nondisclosure of confidential information, return of Company property, and, for the twelve months following the later of the date of separation and the fifteenth day following the date on which the Severance Agreement was first presented to Mr. Buchmeier, non-competition and non-solicitation of employees, suppliers, and business relations of the Company. The Severance Agreement also includes post-employment cooperation and non-disparagement covenants as well as a general release of claims against the Company by Mr. Buchmeier.
Change in Control Plan
The Company’s employment agreements with its executive officers provide that such executive officers shall participate in the Company’s Executive Change in Control Severance Plan, effective August 14, 2018 (the “Change in Control Plan”). Following a review of the Company’s change in control benefits, which were set forth in individual agreements, the Compensation Committee found the benefits were below market and had inconsistent terms among various executives. The committee transitioned to the Change in Control Plan to adjust and adopt provisions consistent with the market and to provide consistent benefits across the executive team while enabling the Company to maintain the ability to differentiate benefits by title, lessen administrative burdens, ease the ability to modify benefits, and simplify negotiations in the future. The Change in Control Plan provides that if the executive’s employment with the Company is terminated (a) by the Company without cause or (b) by the executive for good reason during the 24-month period following a change in control, the executive is entitled to receive, among other things, the following payments and benefits:

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payment in a lump sum in cash of an amount equal to 2.0 (for the chief executive officer (pursuant to his employment agreement) and the executive vice presidents of the Company); or 1.0 (for the senior vice presidents of the Company), as applicable, times the sum of their (i) annual base salary and (ii) target annual incentive opportunity, payable within ten days following the date of termination;

•
payment in a lump sum in cash of an amount equal to the pro rata portion of the executive’s target annual incentive opportunity for the year in which the date of termination occurs, determined by multiplying such target annual incentive opportunity by a fraction, the numerator of which is the number of days in the then-current calendar year through the date of termination and the denominator of which is three hundred sixty-five, payable within ten days following the date of termination;

•
upon the executive’s timely election of continuation coverage under COBRA, payment in a lump sum in cash of an amount equal to the product of (i) the portion of premiums of the executive’s group health insurance, including coverage for the executive’s eligible dependents, if any, that the Company paid immediately prior to the date of termination and (ii) twenty-four months (in the case of the chief executive officer, president or any executive vice president of the Company) or twelve months (in the case of any senior vice president of the Company), as applicable; and

•
all outstanding and unvested stock option and restricted stock awards subject solely to time-based vesting shall vest in full and any restrictions or forfeiture provisions applicable to restricted stock awards shall lapse, notwithstanding the provisions of any equity incentive plan or any award agreement(s) between the executive and the Company thereunder.

Generally, under the Change in Control Plan and subject to limited exceptions set forth in the Change in Control Plan, a change in control will be deemed to occur if any person acquires more than 30% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our board of directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company’s stockholders approve a complete liquidation or dissolution of the Company. Good reason is defined as a reduction in the executive’s compensation, relocation of the Company’s headquarters to a location more than 20 miles from the existing location, a significant reduction in the then-effective responsibilities of the executive without the executive’s prior written consent, or failure by the Company to obtain the assumption of the obligations contained in the change in control agreement by any successor to the Company.
None of our change in control provisions provide for an excise tax gross up payment for Internal Revenue Code Section 280G/4999 purposes. The board has determined not to enter into any agreements with a named executive officer that contain such an excise tax gross up provision.
Incentive Plans
Set forth below is a description of the change in control provisions contained within our 2017 Plan and our Second Amended and Restated 2007 Performance Incentive Plan (under which there are unvested awards currently outstanding). All outstanding awards under our 2004 Plan are vested.
2017 Plan, as Amended. Generally, and subject to limited exceptions set forth in the 2017 Plan, if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our board of directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company is dissolved or liquidated, then awards then outstanding under the 2017 Plan may become fully vested or paid, as applicable, and may terminate or be terminated upon consummation of such a change in control event; provided, that, pursuant to the amendment to the 2017 Plan approved by the Company’s stockholders in 2019, all awards, including awards of stock options and stock appreciation rights (but excluding performance-based awards) issued to individuals other than non-employee directors of the board shall be subject to a minimum vesting period of at least one year from the date of the award, and that all awards, including awards of stock options and stock appreciation rights, if any, to non-employee directors of the board shall be subject to a minimum vesting period ending no earlier than the next annual stockholders meeting or one year from the date of the award, whichever is earlier. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event, no award will vest unless such officer’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The Compensation Committee also has the discretion to establish other change in control provisions with respect to awards granted under the 2017 Plan. For example, subject to certain limitations, the Compensation Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event. The Compensation Committee has established awards of PSUs and cash performance awards under the 2017 Plan that provide for acceleration of vesting of such awards in the event of death, disability, or retirement of the participant or a change in control event of the Company.
Second Amended and Restated 2007 Performance Incentive Plan. Generally, and subject to limited exceptions set forth in the 2007 Plan, if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our board of directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company is dissolved or liquidated, then awards then-outstanding under the 2007 Plan may become fully vested or paid, as applicable, and may terminate or be terminated upon consummation of such a change in control event. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event, no award will vest unless such officer’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2007 Plan. For example, the administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event. Beginning in May 2017, the Company has made all awards, including annual incentive awards, under the 2017 Plan.
There are currently no amounts payable to or accrued for payment to any named executive officer under the change in control provisions contained in the plans.
Potential Payments upon Termination or Change in Control
The following table presents the amount of compensation payable to each of our named executive officers who were employed at year end as if the triggering termination event had occurred on the last day of our most recently completed fiscal year, December 25, 2022:

Name	Benefit(1)	Termination w/o Cause or Resignation with Good Reason($)	Termination with Cause or Resignation w/o Good Reason($)	Death($)	Disability($)	Change in Control($)(2)
Paul J.B. Murphy III	Salary	1,800,000(3)
	Salary + Annual Incentive	—	—	—	—	3,960,000(4)
	Annual Incentive	216,000(13)	216,000(13)	216,000(13)	216,000(13))	1,062,247(10)
	Health Benefits	13,533(5)	—	—	—	18,044(6)
	Acceleration of RSUs	—	—	—	—	807,348(8)
	Acceleration of Options	—	—	—	—	0(15)
	Acceleration of PSUs	—	—	303,331(11)	303,331(11)	781,328(12)
G.J. Hart	Salary	2,000,000(3)
	Salary + Annual Incentive	—	—	—	—	4,000,000(4)
	Annual Incentive	100,000(13)	100,000(13)	100,000(13)	100,000(13))	491,781(10)
	Health Benefits	—	—	—	—	0(6)
	Acceleration of RSUs	—	—	—	—	1,410,887(8)
	Acceleration of Options	—	—	—	—	—
	Acceleration of PSUs	—	—	194,604(11)	194,604(11)	705,443(12)
Lynn S. Schweinfurth	Salary	490,000(9)
	Salary + Annual Incentive	—	—	—	—	1,715,000(4)
	Annual Incentive	73,500(13)	73,500(13)	73,500(13)	73,500(13)	361,459(10)
	Health Benefits	—	—	—	—	15,042(6)
	Acceleration of RSUs	—	—	—	—	392,662(8)
	Acceleration of Options	—	—	—	—	0(15)
	Acceleration of PSUs	—	—	72,698(11)	72,698(11)	186,458(12)
Todd Wilson	Salary	425,000(14)
	Salary + Annual Incentive	—	—	—	—	850,000(4)
	Annual Incentive	0	0	0	0	0(10)
	Health Benefits	—	—	—	—	10,518(6)
	Acceleration of RSUs	—	—	—	—	258,752(8)
	Acceleration of Options	—	—	—	—	—
	Acceleration of PSUs	—	—	—	—	—
Wayne Davis	Salary	410,000(16)
	Salary + Annual Incentive	—	—	—	—	656,000(7)
	Annual Incentive	45,646(13)	45,646(13)	45,646(13)	45,646(13)	224,479(10)
	Health Benefits	5,259(6)
	Acceleration of RSUs	91,645(8)
	Acceleration of Options	—	—	—	—	—
	Acceleration of PSUs	12,557(11)	12,557(11)	45,532(12)
Michael Buchmeier	Salary	330,000(17)
	Salary + Annual Incentive	—	—	—	—	528,000(7)
	Annual Incentive	39,600(13)	39,600(13)	39,600(13)	39,600(13)	194,745(10)
	Health Benefits	5,412(6)
	Acceleration of RSUs	72,538(8)
	Acceleration of Options	—	—	—	—	—
	Acceleration of PSUs	24,692(11)	24,692(11)	62,347(12)
Sarah Mussetter	Salary	410,000(18)
	Salary + Annual Incentive	—	—	—	—	820,000(4)
	Annual Incentive	0	0	0	0	0(10)
	Health Benefits	—	—	—	—	0(6)
	Acceleration of RSUs	—	—	—	—	108,500(8)
	Acceleration of Options	—	—	—	—	—
	Acceleration of PSUs	—	—	—	—	—

(1)
A number of our employee benefit and incentive pay plans provide for payment upon termination of employment of any participant. If terminated on December 25, 2022, each of the named executive officers would have received benefits and payments under these plans in addition to the amounts described in the table above.

(2)
As discussed above, the change in control provisions or termination provisions that apply before or after a change in control in the Change in Control Plan and applicable award agreements contain double trigger provisions, and thus any payments described in the above table are generally required to be made only if the Company terminates the executive’s employment without cause or the executive resigns with good reason, within a defined protection period following the change in control.

(3)
Represents an amount equal to two times Mr. Murphy’s 2022 base salary payable in substantially equal installments for 24 months following date of termination of employment.

(4)
Represents an amount equal to two times the sum of (i) the named executive officer’s 2022 base salary and (ii) the named executive officer’s target annual incentive award for 2022, payable in a lump sum within 10 days following effective date of termination of employment.

(5)
Consists of the costs of the Company portion of premiums for Mr. Murphy and his dependents under the Company’s existing health insurance plans per month for a period of eighteen months following the effective date of termination without cause or resignation with good reason under Mr. Murphy’s employment agreement.

(6)
Consists of the costs of the Company portion of premiums for the named executive officer and their dependents under the Company’s existing medical, dental, and prescription insurance plans per month for a period of twenty-four months following the effective date of termination.

(7)
Represents an amount equal to one times the sum of (i) the named executive officer’s 2022 base salary and (ii) the named executive officer’s target annual incentive award for 2022, payable in a lump sum within 10 days following effective date of termination of employment.

(8)
The values included in the table above are based on the number of restricted shares or restricted stock units that would have vested on December 25, 2022, multiplied by the closing sales price of the Company’s common stock on Nasdaq as of December 23, 2022, the last business day preceding such date ($5.70).

(9)
Represents an amount equal to Ms. Schweinfurth’s 2022 base salary payable in a lump sum within 60 days following termination of employment.

(10)
Represents the pro-rata amount of the named executive officer’s target annual incentive award for 2022 determined by multiplying such target annual incentive award by a fraction, the numerator of which is the number of days in the then-current calendar year through the termination date and the denominator of which is 365, payable in a lump sum within 10 days following the termination of employment.

(11)
The 2021 and 2022 PSU awards provide, among other things, that upon the death or disability of such named executive officer before the completion of the performance period, the number of shares of stock earned is based on the extent to which the performance goals for the entire performance period are achieved, prorated to reflect service through the named executive officer’s termination date. As relative TSR performance for the performance period is not currently determinable, we have included the value assuming target performance. Accordingly, the values included in the table above are based on the number of shares that would have vested under such PSU awards on December 25, 2022, multiplied by the closing sales price of the Company’s common stock on Nasdaq as of December 23, 2022, the last business day preceding such date ($5.70). Amounts payable under the 2020 PSU award are not included as they were earned as of December 25, 2022 pursuant to the award agreement.

(12)
The 2021 and 2022 PSU awards provides that if a change in control occurs prior to the end of the performance period under the award, then the award will be deemed earned as follows: (a) if the change in control occurs on or prior to the completion of 50% of the performance period, the number of shares earned will be determined as if the performance goal had been achieved at target; and (b) if the change in control occurs after the completion of 50% of the performance period, the number of shares earned will be determined based on the extent to which the performance goal has been achieved (except that the value of the Company’s share price shall be determined by the Board of Directors in good faith and the Company’s performance against the performance goal as determined by the Compensation Committee in good faith as of the date of the change in control). Accordingly, the values included in the table above are based on the number of shares that would have vested under the PSU on December 25, 2022 (using the number of target shares for the 2021 and 2022 PSU awards), multiplied by the closing sales price of the Company’s common stock on Nasdaq as of December 23, 2022, the last business day preceding such date ($5.70). Amounts payable under the 2020 PSU award are not included as they were earned as of December 25, 2022 pursuant to the award agreement.

(13)
Represents the amount the named executive officer or their estate would have been paid for his or her annual incentive award for 2022 had the named executive officer been employed on the payment date.

(14)
Represents an amount equal to Mr. Wilson’s 2022 base salary payable in a lump sum within 60 days following termination of employment.

(15)
The Change in Control Plan and the applicable award agreements for the named executive officers provide that upon a termination in connection with a change in control, the named executive officer has the right to require the Company to pay the difference between the fair market value of the Company’s common stock on December 25, 2022 and the exercise price of the options held by the named executive officer on an aggregate basis.

(16)
Represents an amount equal to Mr. Davis’ 2022 base salary payable in a lump sum within 60 days following termination of employment.

(17)
Represents an amount equal to Mr. Buchmeier’s 2022 base salary payable in a lump sum within 60 days following termination of employment.

(18)
Represents an amount equal to Ms. Mussetter’s 2022 base salary payable in a lump sum within 60 days following termination of employment.

PAY VERSUS PERFORMANCE DISCLOSURE
The following table sets forth information concerning the relationship between executive compensation actually paid and certain financial performance of the Company for each of the last three fiscal years. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for to Mr. Murphy(1)	Summary Compensation Table Total for Mr. Hart(1)	Compensation Actually Paid to Mr. Murphy(2)	Compensation Actually Paid to Mr. Hart(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)	Adjusted EBITDA (millions)(8)
							Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
(a)	(b) ($)	(c) ($)	(d) ($)	(e) ($)	(f) ($)	(g) ($)	(h) ($)	(i) ($)	(j) ($)	(k) ($)
2022	5,203,896	3,154,080	(2,217,630)	2,441,211	1,038,702	353,016	17.98	97.51	(77.8)	52.8
2021	5,359,783	N/A	1,204,535	N/A	1,235,919	608,244	55.30	125.81	(50.0)	63.5
2020	5,117,133	N/A	6,958,668	N/A	1,047,121	1,000,167	64.78	129.74	(276.1)	(31.7)

(1)
The dollar amounts reported in columns (b) and (c) are the amounts of total compensation reported for Mr. Murphy and Mr. Hart, respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Executive Compensation Tables—Summary Compensation Table.”

(2)
The dollar amounts reported in column (d) and (e) represent the amount of “compensation actually paid” to Mr. Murphy and Mr. Hart, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Murphy or Mr. Hart during the applicable year.

	Mr. Murphy			Mr. Hart
	2022	2021	2020	2022
PEO Summary Compensation Table Total (b and c)	$5,203,896	$5,359,783	$5,117,133	$3,154,080
Grant Date Fair Value of Stock and Option Awards (-)	$4,068,150	$4,067,922	$3,797,618	$1,699,252
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	$727,629	$1,641,178	$6,218,224	$986,383
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	$(1,649,936)	$(2,472,395)	$(579,071)	N/A
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	N/A	N/A	N/A	N/A
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	$(687,208)	$743,891	N/A	N/A
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	$1,743,861	N/A	N/A	N/A
Compensation Actually Paid to PEO (c)	$(2,217,630)	$1,204,535	$6,958,668	$2,441,211

(3)
The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Murphy and Mr. Hart) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Murphy and Mr. Hart) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Lynn Schweinfurth, Todd Wilson, Wayne Davis, Michael Buchmeier, Sarah Mussetter, Jonathan Muhtar, Darla Morse; (ii) for 2021, Lynn Schweinfurth, Jonathan Muhtar, Michael Kaplan, Darla Morse, Michael Buchmeier; and (iii) for 2020, Lynn Schweinfurth, Jonathan Muhtar, Michael Kaplan, Michael Buchmeier, Dean Cookson.

(4)
The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Murphy and Mr. Hart), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Murphy and Mr. Hart) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Murphy and Mr. Hart) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

	Year
	2022	2021	2020
Average Summary Compensation Table Total for Non-PEO NEOs (d)	$1,038,702	$1,235,919	$1,047,121
Grant Date Fair Value of Stock and Option Awards (-)	$485,920	$695,574	$542,853
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	$127,024	$283,695	$888,867
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	$(92,033)	$(306,438)	$(179,008)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	N/A	N/A	N/A
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	$(19,245)	$140,675	$(34,100)
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	$215,512	$50,033	$179,860
Average Compensation Actually Paid to Non-PEO NEOs (e)	$353,016	$608,244	$1,000,167

(5)
Pursuant to SEC Rules, the TSR figures assume an initial investment of $100 on December 29, 2019.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 600 Restaurant Index.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
While the Company uses multiple financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

Financial Performance Measures
As described in greater detail in the “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for our long-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
2022 Most Important Measures (Unranked)
• Adjusted EBITDA
• Net Income
• Relative Total Shareholder Return
Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company total shareholder return and that of the S&P 600 Restaurant Index.

As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing information about the ratio of the annualized total compensation of our prior Chief Executive Officer Mr. Murphy, to the annual total compensation of our median employee. During our 2022 fiscal year, we had two non-concurrent CEOs, Mr. Murphy, who served in such capacity through September 6, 2022, and Mr. Hart, who commenced his service as our CEO upon Mr. Murphy’s departure. In accordance with applicable SEC rules, the compensation of our CEO in this section looks to the annualized compensation of Mr. Murphy, who was serving in the role of CEO on the date we identified our median employee.
We believe our pay ratio, which is based on our payroll and employment records using the methodology described below, is a reasonable estimate calculated in a manner consistent with the SEC pay ratio rules.
Approximately 93% of our employee population consists of hourly restaurant Team Members. Red Robin hourly restaurant roles can be full-time or part-time. Flexible and part-time employment opportunities can be attractive for Team Members seeking to balance other commitments, have a social connection, or earn supplemental income. However, part-time employment has the effect of reducing the annual total compensation for our median employee.
To determine the median employee, we used total cash compensation paid in 2021 as reported to the Internal Revenue Service on Form W-2 of our employee population (including full time, part time, temporary, and seasonal employees, excluding our Chief Executive Officer. Red Robin employed 21,659 Team Members as of December 26, 2021, the last day of our fiscal year 2021, that had earnings in 2021. No cost of living adjustments were made to determine the median employee. We did, however, annualize the compensation used for full time and part time employees who were not employed by Red Robin for all of 2021 by taking an employee’s compensation for the number of active days for which they were employed and annualizing such amount for the full year. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute equity awards to employees. Less than 5.0% of our total employee population of 21,659 individuals as of December 26, 2021 received equity awards in 2021. The employee identified as the median employee in 2021 is a restaurant Team Member who worked primarily as a Server during 2022 and was paid on an hourly basis but also received tipped income. The median employee worked an average of 18.5 hours per week (or 963 hours during the year) in 2022. We calculated that employee’s 2022 annual total compensation using the same methodology (and including all the same compensation elements) that we used for our named executive officers in the 2022 Summary Compensation Table set forth above in this proxy statement. The median employee earned $18,409 in total compensation (including tips) during 2022.
Mr. Murphy’s 2022 total compensation as shown in the Summary Compensation Table and determined in accordance with the SEC pay ratio rules is $5,203,896.
As a result, we estimate that for fiscal year 2022, the ratio of our CEO annual total compensation to that of our median employee was approximately 283:1.
Because the rules governing pay ratio disclosure allow for companies to use different methodologies, apply various exclusions, and otherwise make reasonable assumptions and estimates that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio. As a result, our pay ratio should not be used as a basis for comparison between us and other companies. We have provided this pay ratio information for compliance purposes, and neither the Compensation Committee nor Company management has used the pay ratio measure to influence decisions in determining compensation for our executives or other employees.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Company seeks a non-binding advisory vote from its stockholders to approve the executive compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation programs. As an advisory vote, the outcome of the vote on this proposal is not binding upon us. Our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers. In 2022, our advisory vote proposal was supported by approximately 98.0% of the votes cast. The board has adopted a policy of providing for annual say-on-pay advisory votes.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation objectives have been designed to link incentives and rewards for our executives to the achievement of specific and sustainable financial and strategic goals which are expected to result in increased stockholder value. We believe our executive compensation program satisfies these goals and is aligned with the long-term interests of our stockholders.
We request stockholder approval of the 2022 compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies, and practices described in this proxy statement. Accordingly, we ask that you vote FOR the following resolution to approve, on an advisory basis, the compensation of our named executive officers:
“RESOLVED, that the stockholders of Red Robin Gourmet Burgers, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2022 annual meeting of stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure within the proxy statement.”
Please read the “Compensation Discussion and Analysis” section contained in this proxy statement, including the tables and narrative disclosures contained therein for additional details about our executive compensation programs. The Company anticipates that the next advisory “Say-on-Pay” vote will take place at the Company’s 2024 annual meeting of Stockholders.
VOTE REQUIRED
Proposal No. 2 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR WITH RESPECT TO THIS ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 3:
ADVISORY VOTE ON THE FREQUENCY OF
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our board of directors believes that say-on-pay votes should be conducted every year so that our stockholders may provide us with their direct input on our compensation philosophy, policies, and practices, as disclosed in our proxy statement each year. Our board of directors’ determination was based upon the premise that named executive officer compensation is evaluated, adjusted, and approved on an annual basis by our Compensation Committee and that the metrics that are used in determining performance-based award achievements are annual metrics. Our Compensation Committee, which administers our executive compensation programs, values the opinions expressed by our stockholders in these votes and will consider the outcome of these votes in making its decisions on executive compensation.
You may cast your vote on your preferred voting frequency by choosing between the options of every one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.
“RESOLVED, that the option of once every one year, two years, or three years that receives the affirmative vote of the holders of a majority of the votes cast in person or by proxy at this meeting will be determined to be the preferred frequency of the stockholders with which Red Robin Gourmet Burgers, Inc. is to hold a stockholder vote to approve, on an advisory basis, the compensation of its named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”
The option of one year, two years, or three years that receives the affirmative vote of the holders of a majority of the votes cast in person or by proxy at this meeting will be the frequency for the advisory vote on executive compensation that has been recommended by stockholders.
VOTE REQUIRED
Proposal No. 3 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal. However, because this vote is advisory and not binding on the board of directors or the Company in any way, the board of directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. Additionally, because this proposal has three choices (every one year, every two years and every three years), if none of the frequency alternatives receives the vote of the majority of the votes cast on the proposal, then we will consider stockholders to have approved the frequency alternative selected by a plurality of the votes cast on the proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “EVERY ONE YEAR” WITH RESPECT TO THE FREQUENCY OF ADVISORY VOTES ON THE COMPENSATION OF OUR EXECUTIVE OFFICERS.

PROPOSAL 4:
APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
INTRODUCTION
Our Amended and Restated Employee Stock Purchase Plan (as amended and restated, the “ESPP”) was adopted by our board of directors and approved by our stockholders in 2017. Since its adoption, it was amended in 2020. Under the ESPP, eligible employees have the opportunity to acquire shares of our common stock at a discount.
As of March 21, 2023, 249,240 shares of our common stock were issued and outstanding under the ESPP, and 760 shares of our common stock were available for issuance under the ESPP. On December 6, 2022, the board, on the recommendation of the Compensation Committee, approved a proposal to amend and restate the ESPP to increase the number of shares of common stock authorized for issuance under the ESPP by an additional 350,000 shares, for a total of 600,000 shares. We are seeking stockholder approval of the amendment and restatement of the ESPP.
Set forth below is a summary of the principal terms of the ESPP as proposed to be amended, and all references in this section are to the ESPP as proposed to be amended. The summary of the provisions below is qualified in its entirety by the full text of the ESPP. A copy of the ESPP as amended and restated by the proposed amendment (showing the effect of the amendment, with additions in bold, underlined text, and deletions with strike-out text) is attached to this proxy statement as Appendix A.
On March 21, 2023, the closing price of our common stock was $13.15, as reported on Nasdaq.
SUMMARY DESCRIPTION OF THE AMENDED AND RESTATED ESPP
Purpose. The purpose of the ESPP is to assist eligible employees in acquiring a stock ownership interest in the Company, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”). The ESPP is also intended to encourage eligible employees to remain in the employ of the Company or a subsidiary and to provide them with an additional incentive to advance the best interests of the Company.
Administration. The Compensation Committee shall supervise and administer the ESPP and shall have full power and discretion to adopt, amend, and rescind any rules deemed desirable and appropriate for the administration of the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP.
Eligibility. Any person who is employed by the Company or a participating subsidiary as of the first day of any offering period (the “Grant Date”) shall be eligible to participate in the ESPP during the offering period in which such Grant Date occurs; provided, however, that any person who has been employed by the Company or a subsidiary for less than one year or whose customary employment is for twenty hours or less per week shall not be eligible to participate in the ESPP. As of the date of this proxy statement, approximately 7,200 employees were eligible to participate in the ESPP.
Maximum Purchase. The maximum number of shares that any one participant may acquire upon exercise of his or her option with respect to any one offering period is 750; provided, however, that the Compensation Committee may establish a different individual limit in offering documents, in which case the 750 share limit shall be superseded by the individual limit set forth in such offering documents.
Offering Periods. The ESPP is implemented by consecutive six-month offering periods; provided, however, that the Compensation Committee may declare, as it deems appropriate and in advance of the applicable offering period, a shorter or longer offering period. Unless otherwise specified by the Compensation

Committee in advance of the offering period, an offering period that commences on or about July 1 will end the following December 31, and an offering period that commences on or about January 1 will end the following June 30.
Method of Payment of Contributions. At the time an eligible employee files a subscription agreement with the Company to participate in the ESPP, he or she elects to have payroll deductions made on each payday during the offering period in an amount not exceeding 15% of the compensation such participant receives on each payday during the offering period. The Company shall maintain on its books, or cause to be maintained by a recordkeeper, an account in the name of each eligible employee who has elected to participate in the ESPP. A participant may not make any additional payments to his or her account. A participant may terminate his or her contributions during an offering period by filing with the Company a written withdrawal form; provided, however, that for such withdrawal to be effective, the Company must receive the participant’s withdrawal form prior to the last day of that offering period (the “Exercise Date”).
Grant of Option. On each Grant Date, each eligible employee who is a participant during that offering period shall be granted an option to purchase a number of shares of our common stock. The option shall be exercised on the Exercise Date. The number of shares subject to the option shall be determined by dividing the participant’s account balance as of the applicable Exercise Date by the option price, subject to the maximum number of shares provided under the heading “Maximum Purchase” above.
The Compensation Committee shall determine the option price per share at which shares of our common stock are sold in an offering period under the ESPP; provided that such option price may not be less than the lesser of (a) 85% of the fair market value of a share of our common stock on the applicable Grant Date; and (b) 85% of the fair market value of a share of our common stock on the applicable Exercise Date. Fair market value shall mean, as of any date and unless the Compensation Committee determines otherwise, the closing sales price of our common stock as quoted on any established stock exchange or national market system on the date of determination (or the closing bid, if no sales were reported) as reported in a source the Compensation Committee deems reliable.
A person who is otherwise eligible to participate in the ESPP shall not be granted any option or other right to acquire our common stock under the ESPP to the extent (a) it would cause the person to own stock possessing 5% or more of the total combined voting power or value of all classes of our common stock or that of any subsidiary; or (b) such option would cause the individual to have rights to acquire stock under the ESPP (and any of our other existing compensation plans or compensation plans of our subsidiaries) that accrue at a rate that exceeds $25,000 of the fair market value of our common stock or that of a subsidiary for each calendar year in which such right is outstanding at any time.
Exercise of Option. Unless a participant terminates his or her participation in the ESPP by filing a withdrawal form, as discussed above, his or her option to acquire our common stock shall be exercised automatically on the Exercise Date for that offering period, without any further action on the participant’s part, and the maximum number of whole shares of our common stock subject to such option shall be acquired at the option price with the balance of such participant’s account. Fractional shares of our common stock may not be acquired. If an amount which exceeds the individual limit established pursuant to Section 4(b) of the ESPP or one of the limitations set forth in Section 8(c) of the ESPP remains in a participant’s account after the exercise of his or her option on the Exercise Date, such amount shall be refunded to the participant as soon as administratively practicable after such date.
Transferability. Rights granted under the ESPP are not transferable by a participant other than by will, by the laws of descent and distribution or pursuant to the ESPP’s beneficiary designation provisions.
Adjustments of and Changes in our Common Stock. Should any change be made to our common stock by reason of any reclassification, recapitalization, stock split, or reverse stock split; any merger, combination, consolidation, or other reorganization; any split-up, spin-off, or similar extraordinary dividend; any exchange of our common stock or other securities, any similar, unusual or extraordinary corporate transaction in respect to our common stock; or any sale of substantially all of the assets of the Company as an entirety; the Compensation

Committee may make appropriate adjustments to the option price and number of shares of our common stock issuable under the ESPP.
Possible Early Termination of ESPP and Options. Upon a dissolution of the Company, or any other event described in “Adjustments of and Changes in our Common Stock” above, that the Company does not survive, the ESPP and, if prior to the last day of an offering period, any outstanding option granted with respect to that offering period shall terminate, subject to any provision that has been expressly made by our board of directors for the survival, substitution, assumption, exchange, or other settlement of the ESPP and options. In the event a participant’s option is terminated without a provision having been made by our board of directors for a substitution, exchange, or other settlement of the option, such participant’s account shall be paid to him or her in cash without interest.
Term of Plan; Amendment or Termination. The ESPP shall become effective as of May 18, 2023 (the “Effective Date”). No new offering periods shall commence on or after the day after the tenth anniversary of the Effective Date and the ESPP shall terminate as of the later of (a) the tenth anniversary of the Effective Date; and (b) the Exercise Date of the last offering period commenced on or prior to the day before the tenth anniversary of the Effective Date, unless sooner terminated pursuant to Section 4, Section 18, or Section 19 of the ESPP.
Our board of directors may, at any time, terminate or, from time to time, amend, modify or suspend the ESPP, in whole or in part, without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or required under Section 423 of the Code in order to preserve the intended tax consequences of the ESPP, or otherwise deemed necessary or advisable by our board of directors.
Tax Withholding. The Company may deduct from a participant’s account balance as of an Exercise Date, and before the exercise of the participant’s option takes effect, the amount of any taxes which the Company reasonably determines we may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares of our common stock subject to such option shall be acquired at the option price with the balance of the participant’s account.
NEW PLAN BENEFITS
The actual number of shares that may be purchased by any individual under the ESPP is not determinable in advance because the number is generally calculated using the contributed amount and the purchase price.
Aggregate Purchases Under the Employee Stock Purchase Plan
The table below shows, as to each named executive officer and the various indicated groups, the aggregate number of shares of the Company’s common stock purchased under the ESPP since the plan’s inception in 2017 through March 21, 2023. Non-employee directors are not eligible to participate in the ESPP.
Name	Aggregate Number of Purchased Shares
G.J. Hart	—
Todd Wilson	—
Sarah Mussetter	427
Wayne Davis	—
Paul J.B. Murphy III	—
Lynn S. Schweinfurth	—
Michael Buchmeier	1,249
Jonathan A. Muhtar	—
Darla Morse	—
All current executive officers as a group (4 persons)	427
All employees, including all current officers	249,240

FEDERAL INCOME TAX INFORMATION
The U.S. federal income tax consequences of the ESPP under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the ESPPP. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences. Individual circumstances may vary and participants should rely on the advice of their tax counsel regarding federal income tax treatment under the ESPP. Furthermore, any tax advice contained in this discussion is not intended to be used, and may not be used, to avoid penalties imposed under the U.S. Internal Revenue Code.
Rights to acquire shares of our common stock granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares acquired under the ESPP are sold or otherwise disposed of by the participant. If shares acquired under the ESPP are disposed of within two years from the date of grant or within one year from the date of purchase (a transaction referred to as a “disqualifying disposition”), the participant will recognize ordinary income in the year of such disposition equal to the excess of the fair market value of the stock on the date of purchase over the option exercise price. The amount of such ordinary income will be added to the participant’s basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the date the participant purchases the shares.
If stock acquired under the ESPP is sold (or otherwise disposed of) more than two years after the date of grant and more than one year after the date of purchase, then the lesser of (i) the excess of the sale price of the stock at the time of disposition over the option price and (ii) the excess of the fair market value of the stock as of the date the participant entered the offering period over the option price (determined as of the date the participant entered the offering period) will be treated as ordinary income. If the sale price is less than the option price, no ordinary income will be reported. The amount of such ordinary income will be added to the participant’s basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.
The Company will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.
THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE ESPP. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
VOTE REQUIRED
Proposal No. 4 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 5:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to perform the audit of our financial statements and our internal control over financial reporting. The Audit Committee selected Deloitte & Touche LLP (“Deloitte”) as our independent auditor for the fiscal year ending December 31, 2023. Deloitte has served as our independent auditor since 2021.
CHANGE IN INDEPENDENT AUDITOR IN 2021
The Audit Committee of the board of directors conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2021. Multiple firms were invited to participate in this process including KPMG LLP (“KPMG”) which had served as the Company’s independent registered public accounting firm since 2015.
As a result of this process, following the review and evaluation of the proposals from the participating firms, on March 4, 2021, the Audit Committee engaged Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2021, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter, and dismissed KPMG as the Company’s independent registered accounting firm.
KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 27, 2020 and December 29, 2019 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the Company’s consolidated financial statements as of and for the fiscal years ended December 27, 2020 and December 29, 2019, contained a separate paragraph stating that “As discussed in Note 11 to the consolidated financial statements, the Company has changed its method for accounting for leases as of December 31, 2018 due to the adoption of Accounting Standards Update No. 2016-02, Leases.”
KPMG’s audit reports on the effectiveness of internal control over financial reporting as of December 27, 2020 and December 29, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 27, 2020 and December 29, 2019, and in the subsequent interim period through March 4, 2021: (i) there were no disagreements with KPMG (within the meaning of Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) of the rules and regulations of the SEC) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports; and (ii) there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).
Additionally, during the fiscal years ended December 27, 2020 and December 29, 2019, and during the subsequent interim period through March 4, 2021, neither the Company, nor anyone on its behalf, had consulted Deloitte with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The Company provided KPMG and Deloitte a with a copy of the disclosures contained in this “Change in Accountants” section of the proxy statement.

EVALUATION OF AUDITOR
In approving the selection of Deloitte as the Company’s independent auditor for the fiscal year ending December 31, 2023, the Audit Committee considered, among other factors:
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Firm and engagement team experience, including in our industry;

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Audit approach and supporting tools;

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General technical expertise;

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Audit quality factors, including timing of procedures and engagement team workload and allocation;

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Recent Public Company Accounting Oversight Board (PCAOB) inspection findings and the firms’ responses thereto;

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Communication and interaction with the Audit Committee and management;

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Independence and commitment to objectivity and professional skepticism; and

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The reasonableness and appropriateness of fees.

Based on this evaluation, our board is requesting that our stockholders ratify Deloitte’s appointment for the 2023 fiscal year. We are not required to seek ratification from stockholders of our selection of independent auditor but are doing so as a matter of good governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent auditor. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives from Deloitte are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to any questions that might arise.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table summarizes the aggregate fees expected to be billed by Deloitte for the fiscal years ended December 25, 2022 and December 26, 2021:
	2022	2021
Audit fees	$926,559	$650,997
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$926,559	$650,997
Audit Fees
Fees for audit services in 2022 consisted of the audit of our annual financial statements and reports on internal controls required by the Sarbanes-Oxley Act of 2002, reviews of our quarterly financial statements, consents, and other services related to SEC filings.
Fees for audit services in 2021 consisted of the audit of our annual financial statements and reports on internal controls required by the Sarbanes-Oxley Act of 2002, reviews of our quarterly financial statements, consents and other services related to SEC filings.
Audit-Related Fees
No fees for audit-related services were billed by Deloitte in 2022 or 2021.
Tax Fee
No fees for tax services were billed by Deloitte in 2022 or 2021.

All Other Fees
There were no other fees billed by Deloitte in 2022 or 2021.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services to be performed by its independent auditor and has established policies and procedures to ensure the Company is in full compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. The policies and procedures are detailed as to the particular service and do not delegate the Audit Committee’s responsibility to management.
In accordance with these policies and procedures, management submits for approval audit and non-audit services that management may wish to have the independent auditor perform during the fiscal year, accompanied by an estimated range of fees for each service to be performed. The Audit Committee pre-approves or rejects the service and an accompanying range of fees for each service desired to be performed. Management is required to seek additional Audit Committee pre-approval when management becomes aware that any pre-approved service will result in actual fees greater than the fees initially approved. During the course of the year, the chair of the Audit Committee has the authority to pre-approve requests for services. At each subsequent Audit Committee meeting, the chair of the Audit Committee reports any interim pre-approvals since the last meeting.
All of the fees set forth in the Principal Accountant Fees and Services table above for fiscal year 2022 were pre-approved by the Audit Committee.
VOTE REQUIRED
Proposal No. 5 requires the approval of a majority of the votes cast on the proposal. Abstentions will have no effect on the outcome of the vote. As this is a routine matter, we do not expect any broker non-votes on this Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (GAAP). Deloitte, our independent auditor for 2022 is responsible for expressing opinions on the conformity of the Company’s audited financial statements with GAAP and on the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements for the year ended December 25, 2022, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and Deloitte’s evaluation of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed such independence with Deloitte.
Based upon the review and discussions described above, the Audit Committee recommended to the board of directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 25, 2022, and the board of directors accepted the Audit Committee’s recommendations.
THE AUDIT COMMITTEE
Steven K. Lumpkin, Chair
Thomas G. Conforti
Anthony S. Ackil

VOTING PROCEDURES AND INFORMATION
Your Vote Is Very Important.
It is very important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend the 2023 annual meeting of stockholders, please vote as soon as possible. We urge you to read the proxy statement and vote your shares as soon as possible. Specific voting instructions are set forth in the proxy statement and on both the Important Notice Regarding the Availability of Proxy Materials and proxy card. We urge you to vote as soon as possible even if you plan to attend the 2023 annual meeting of the stockholders, so that if you are unable to attend the annual meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the 2023 annual meeting. If you should be present at the annual meeting and desire to vote in person, you may revoke any previously submitted proxy. If your shares are held in the name of a broker, bank, or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
If you are a beneficial owner of shares, to the extent that your bank, broker, or other holder of record has provided you with proxy materials and you do not instruct your bank, broker, or other holder of record how you want to vote, your shares may not be voted by a record holder on Proposal Nos. 1, 2, 3, or 4. Accordingly, we urge you to give instructions to your bank, broker, or other holder of record as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.
The individuals named as proxies on the proxy card to vote your shares also have the discretionary authority to vote your shares, to the extent permitted by Rule 14(a)-4(c) under the Exchange Act, on any matter that is properly brought before the annual meeting. As of the date of the Notice of Annual Meeting of Stockholders, we knew of no other matters to be presented at the annual meeting.
Voting Information
Voting rights. As of March 21, 2023 the record date for the meeting, we had 15,986,604 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting. You can vote all of the shares that you owned on the record date. These shares may include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank, or other nominee.
Voting instructions. We encourage all stockholders to submit votes in advance of the meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted in advance of the meeting.
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Stockholder of record. If your shares are registered directly in your name with Red Robin’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and we are sending these proxy materials directly to you. If you are a stockholder of record, you may vote by submitting a proxy. We have enclosed a proxy card and return envelope for you to use.

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Beneficial ownership. If your shares are held in a brokerage account, by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name. Your proxy materials are being forwarded to you by your bank, broker, trustee, or nominee, who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee, or nominee on how to vote via the Internet or by telephone if the bank, broker, trustee, or nominee offers these options or by signing and returning a proxy card. Your bank, broker, trustee, or nominee provides you instructions on how to vote your shares. Stock exchange rules prohibit brokers from voting on Proposal No. 1 (election of directors), Proposal No. 2 (advisory vote on executive compensation), Proposal No. 3 (advisory vote on the frequency of the advisory vote on executive compensation) and Proposal No. 4 (approval of the amended and restated Employee Stock Purchase Plan) without receiving instructions from the beneficial owner of the shares. In the absence of instructions, shares subject to such broker non- votes will not be counted as voted or as present or represented on those proposals and so will have no effect on the vote for Proposal Nos. 1, 2, 3 and 4. Votes directed by Internet or telephone through such a bank, broker, trustee, or nominee must be received by 11:59 p.m. Eastern Time on May 17, 2023, unless otherwise directed by your bank or broker. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain and submit a “legal proxy” from the broker, bank, or other holder of record that holds your shares, giving you the right to vote the shares at the meeting.
Voting in-person. Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain and submit a legal proxy from the broker, bank, or other holder of record that holds your shares giving you the right to vote the shares.
Additional meeting matters. We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, Todd Wilson or Sarah A. Mussetter, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the person named as the proxy holder will vote your proxy for another candidate nominated by our board of directors.
Votes Required for Each Proposal
The following four proposals will be presented at the annual meeting for your vote.
Our board of directors recommends a vote FOR all the director nominees in Proposal 1, FOR Proposal 2 for EVERY ONE YEAR on Proposal 3, and FOR Proposals 4 and 5.
Proposal		Votes Required for Each Proposal	Treatment of Abstentions	Treatment of Broker Non- Votes	Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	Votes cast ‘for’ a nominee’s election exceed the votes cast ‘against’ such nominee’s election	No Effect	No Effect	FOR ALL NOMINEES	9
2	Advisory Vote to Approve Executive Compensation	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR	66
3	Advisory Vote to Approve Frequency of the Advisory Vote to Approve Executive Compensation	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR EVERY ONE YEAR	67

Because this proposal has three choices (every one year, every two years and every three years), if none of the frequency alternatives receives the vote of the majority of the votes cast on the proposal, then we will consider stockholders to have approved the frequency alternative selected by a plurality of the votes cast on the proposal.

Proposal		Votes Required for Each Proposal	Treatment of Abstentions	Treatment of Broker Non- Votes	Board’s Voting Recommendation	Page Reference (for more detail)
4	Approve the Amended and Restated Employee Stock Purchase Plan	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR	68
5	Ratification of Independent Auditor	Affirmative vote of a majority of the votes cast	No Effect	N/A	FOR	72
ADDITIONAL INFORMATION
Attendance at the Meeting
All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.
If you are not a stockholder of record but hold shares through a bank, broker, or other holder of record, you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of March 21, 2023 or other similar evidence of ownership. If you do not have valid, current, government- issued photo identification, such as a driver’s license, or proof of your stock ownership, you will not be admitted to the meeting. Registration and seating will begin at 7:30 a.m. MDT.
No cameras, laptops, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags, or packages will be permitted in the annual meeting. The Company reserves the right to deny admittance to any stockholder who attempts to bring any such item into the annual meeting. Small purses and bags are permissible, but they will be subject to inspection. All security procedures and instructions require strict adherence. By attending the annual meeting, stockholders agree to abide by the agenda and procedures for the annual meeting, copies of which will be distributed to attendees at the meeting.
Determination of Quorum
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes will be counted for purposes of determining the presence of a quorum at the meeting.
Revocability of Proxies
Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by: (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112; (2) executing and delivering a later dated proxy; or (3) voting in person at the annual meeting. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
If your shares are held in “street name” (i.e., held of record by a bank, broker, or other holder of record) and you wish to revoke a proxy, you should contact your bank, broker, or other holder of record and follow its procedures for changing your voting instructions. You also may vote in person at the annual meeting if you obtain and submit a legal proxy from your bank, broker, or other holder of record.
Only the latest validly executed proxy that you submit will count.

Proxy Solicitation Costs
The accompanying proxy is being solicited on behalf of the board of directors of our Company. The expense of preparing, printing, and mailing the notice regarding internet availability or proxy card and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mail, proxies may be solicited by telephone, other electronic means, or in person, by our directors, officers, and employees at no additional compensation. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, Georgeson LLC has been retained to assist in the solicitation of proxies for the 2023 annual meeting of stockholders for a fee of approximately $9,500 plus associated costs and expenses.
Delivery of Proxy Materials
Important Notice Regarding Availability of Proxy Materials:
Our proxy materials are available at http://www.redrobin.com/eproxy.
“Householding” of Proxy Materials
As permitted by applicable law, we may deliver only one copy of certain of our documents, including the proxy statement, annual report, and information statement to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for the Company.
If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of the proxy materials, which are typically mailed in April of each year, by notifying us in writing at: Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112, or by contacting us at (303) 846-6000. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (303) 846-6000, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.
Other Business
The board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCK OWNERSHIP INFORMATION
The following table sets forth information regarding beneficial owners of more than 5% of our common stock as of March 21, 2023 (unless otherwise indicated). All information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to the Company.
	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
American Century Investment Management, Inc.(1)	2,151,423	13.5%
Soviero Master Fund, LP(2)	1,221,200	7.6%
T. Rowe Price Investment Management, Inc.(3)	1,124,320	7.0%
The Vanguard Group(4)	874,086	5.5%

(1)
This disclosure is based on a Schedule 13G filed with the SEC on February 8, 2023 jointly by American Century Investment Management, Inc. (“American Century”), American Century Capital Portfolios, Inc. (“ACCP”), American Century Companies, Inc. (“ACC”) and Stowers Institute for Medical Research (“Stowers”). At the time of filing, Stowers, American Century and ACC reported having sole voting power over 2,109,767shares and sole dispositive power over 2,141,423 shares, including 1,533,309 shares over which ACCP has sole voting and dispositive power. ACC is controlled by Stowers. American Century is a wholly owned subsidiary of ACC. The principal business office of each of American Century, ACCP, ACC and Stowers is located at 4500 Main Street, 9th floor, Kansas City, Missouri 64111.

(2)
This disclosure is based on a Schedule 13G filed with the SEC on February 14, 2023 jointly by Soviero Master Fund, LP (“Soviero Master Fund”), Soviero Advisors, LLC (“Soviero Advisors”), Soviero Asset Management, LP (“Soviero Asset Management”), Soviero GP, LLC (“Soviero GP”) and Thomas Soviero. Soviero Advisors is the general partner of Soviero Master Fund and Soviero Asset Management is the investment manager of Soviero Master Fund, and accordingly each may be deemed to be the beneficial owner of the shares beneficially owned by Soviero Master Fund. Soviero GP is the general partner of Soviero Asset Management, and accordingly may be deemed to be the beneficial owner of the shares beneficially owned by Soviero Asset Management. Mr. Soviero is the managing member of Soviero Advisors and Soviero GP, and accordingly may be deemed to be the beneficial owner of the shares beneficially owned by Soviero Advisors and Soviero GP, in addition to 204,000 shares owned personally by Mr. Soviero. At the time of filing, each of Soviero Master Fund, Soviero Advisors, Soviero Asset Management and Soviero GP reported having shared voting and dispositive power over 1,017,200 shares, and Mr. Soviero reported having shared voting and dispositive power over 1,221,200. The principal business office of each of Soviero Master Fund, Soviero Advisors, Soviero Asset Management, Soviero GP and Mr. Soviero is 3 Columbus Circle, Suite 1588, New York, NY 10019.

(3)
This information is based on an amendment to Schedule 13G filed with the SEC on February 14, 2023 by T. Rowe Price Investment Management, Inc. (“Price Investment Management”). These securities are owned by various individual and institutional investors for which Price Investment Management serves as investment adviser. Price Investment Management reported having with sole dispositive power as to an aggregate of 1,124,320 shares and sole voting power as to an aggregate of 369,417 shares). The principal business office of Price Associates is located at 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)
This disclosure is based on an amendment to Schedule 13G filed with the SEC on February 9, 2023 by The Vanguard Group (“Vanguard”). At the time of filing, Vanguard reported being an investment advisor that has sole dispositive power over 868,545 shares and shared dispositive power over 5,541 shares. The principal business office of Vanguard is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

Stock Ownership of Directors and Management
The following table contains information about the beneficial ownership (unless otherwise indicated) of our common stock as of March 21, 2023 by:
•
each of our directors and director nominees;

•
each named executive officer set forth in the Summary Compensation Table; and

•
all directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
G.J. Hart(2)	70,863	*
Todd Wilson(3)	10,000	*
Wayne Davis(4)	3,715	*
Sarah A. Mussetter(5)	756	*
Paul J.B. Murphy III(6)	293,452	1.8%
Lynn S. Schweinfurth(7)	50,968	*
Jonathan A. Muhtar(8)	21,699	*
Michael Buchmeier(9)	13,945	*
Darla Morse(10)	1,839	*
Anthony S. Ackil(11)	21,896	*
Thomas G. Conforti(12)	50,889	*
Cambria W. Dunaway(13)	28,268	*
Kalen F. Holmes(14)	34,675	*
Steven K. Lumpkin(15)	64,675	*
David A. Pace(16)	36,449	*
Allison Page(17)	23,190	*
Anddria Varnado(18)	13,366	*
Directors and executive officers as a group (12 persons)(19)	347,773	2.2%

*
Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our common stock.

(1)
If a stockholder holds options, restricted stock units, or other securities that are currently vested or exercisable or that vest or become exercisable within 60 days of March 21, 2023, in accordance with the rules of the SEC, we treat the common stock underlying those securities as owned by that stockholder and as outstanding shares when we calculate the stockholder’s percentage ownership of our common stock, and we do not consider that common stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(2)
Consists of 70,863 shares of common stock held directly by Mr. Hart

(3)
Consists of 10,000 shares of common stock held directly by Mr. Wilson.

(4)
Consists of 3,715 shares of common stock held directly by Mr. Davis.

(5)
Consists of 756 shares of common stock held directly by Ms. Mussetter.

(6)
Consists of 20,000 shares of common stock held indirectly by Mr. Murphy in a Trust of which Mr. Murphy is a co-trustee, 118,895 shares of common stock held directly by Mr. Murphy, 35,085 restricted stock units that will vest and 119,472 shares of common stock subject to options that are currently exercisable or exercisable within 60 days of March 21, 2023.

(7)
Consists of 34,746 shares of common stock held directly by Ms. Schweinfurth and 16,222 shares of common stock subject to options that are currently exercisable.

(8)
Consists of 21,699 shares of common stock held directly by Mr. Muhtar.

(9)
Consists of 11,712 shares of common stock held directly by Mr. Buchmeier and 2,233 shares of common stock subject to options that are currently exercisable.

(10)
Consists of 1,839 shares of common stock held directly by Ms. Morse.

(11)
Consists of 12,264 shares of common stock held directly by Mr. Ackil, and 9,632 restricted stock units that will vest within 60 days of March 21, 2023.

(12)
Consists of 13,757 shares of common stock held directly by Mr. Conforti, 27,500 shares of common stock held indirectly by Mr. Conforti in a trust of which Mr. Conforti is the trustee and 9,632 restricted stock units that will vest within 60 days of March 21, 2023.

(13)
Consists of 23,268 shares of common stock held directly by Ms. Dunaway and 5,000 shares of common stock subject to options that are currently exercisable.

(14)
Consists of 20,043 shares of common stock held directly by Ms. Holmes, 5,000 shares of common stock subject to options that are currently exercisable, and 9,632 restricted stock units that will vest within 60 days of March 21, 2023.

(15)
Consists of 50,043 shares of common stock held indirectly by Mr. Lumpkin in a trust of which Mr. Lumpkin is the trustee, 5,000 shares of common stock subject to options that are currently exercisable, and 9,632 restricted stock units that will vest within 60 days of March 21, 2023.

(16)
Consists of 36,449 shares of common stock held directly by Mr. Pace.

(17)
Consists of 13,558 shares of common stock held directly by Ms. Page, and 9,632 restricted stock units that will vest within 60 days of March 21, 2023.

(18)
Consists of 3,734 shares of common stock held directly by Ms. Varnado, and 9,632 restricted stock units that will vest within 60 days of March 21, 2023.

(19)
Includes 57,792 restricted stock units that will vest within 60 days of March 21, 2023.

Equity Compensation Plan Information
We maintain three equity-based compensation plans—the Second Amended and Restated 2007 Performance Incentive Plan (the “2007 Plan”), the 2017 Performance Incentive Plan (the “2017 Plan”), and the Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Our stockholders have approved each of these plans.
The following table sets forth our equity compensation plans in the aggregate, the number of shares of our common stock subject to outstanding options and rights under these plans, the weighted average exercise price of outstanding options, and the number of shares remaining available for future award grants under these plans as of December 25, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2007 Plan	158,566	$65.24	—
2017 Plan	1,161,095	$20.87	620,151(3)
ESPP	N/A	N/A	760
Equity compensation plans not approved by security holders(2)	435,716
Total	1,755,377	$37.69	620,911

(1)
Shares reported in column (a) include 418,391 shares underlying non-qualified stock options, 620,112 shares underlying RSUs, and 716,874 shares underlying PSUs at maximum payout awarded to our executive officers in 2021 and 2022. The PSU awards cliff-vest at the end of a three-year performance cycle, generally subject to executive’s continued employment through the applicable vesting date, with the number of PSUs determined based on achievement of performance goals as approved by the Compensation Committee. Column (b) does not take shares underlying RSUs and PSUs into account.

(2)
This amount includes (i) RSUs granted to Sarah Mussetter, (ii) RSUs granted to Todd Wilson, and (iii) RSUs and PSUs issued to G.J. Hart, each in the form of inducement grants made pursuant to such executive’s offer of employment and outside of but consistent with the terms of the 2017 Plan, as described under the heading “2022 Executive Compensation Tables—Employment Agreements, Separation Arrangements, and CIC Plan” of this proxy statement.

(3)
The remaining number of shares available under the 2017 Plan reflects PSU awards at maximum payout.

PROPOSALS FOR INCLUSION IN 2024 PROXY STATEMENT
For your proposal to be considered for inclusion in our proxy statement for next year’s meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than December 5, 2023. If we change the date of next year’s meeting by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials and the Bylaws.
Our Bylaws also provide for proxy access shareholder nominations of director candidates by eligible stockholders. For a director nominee to be included in the Company’s proxy statement for the 2024 annual meeting of stockholders, our corporate secretary must receive a written notice not later than January 19, 2024 and not earlier than December 20, 2023, and it must contain the additional information required by the Bylaws. If we advance the date of the 2024 annual meeting by more than 30 days, or delay the date by 60 days, from the anniversary of the date of the 2023 annual meeting, in order for the proposal to be timely, we must receive your written proposal not earlier than the one hundred and twentieth (120th) day prior to the date of the 2024 annual meeting, and not later than the close of business on the later of the ninetieth (90th) day before the date of the 2024 annual meeting and the tenth (10th) day following the day on which notice of the date of the 2024 annual meeting is mailed or public disclosure of the date of the 2024 annual meeting is made, whichever occurs first.
PROPOSALS TO BE ADDRESSED AT 2024 ANNUAL MEETING (BUT NOT INCLUDED IN PROXY STATEMENT)
Our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. In order for you to properly bring a proposal (including director nominations) under this provision for the 2024 annual meeting of stockholders, our corporate secretary must receive a written notice of the proposal not later than February 18, 2024 and not earlier than January 19, 2024, and it must contain the additional information required by the Bylaws. All proposals received after February 18, 2024 will be considered untimely. If we change the date of next year’s meeting by more than 30 days from the anniversary of the date of the 2023 annual meeting, in order for the proposal to be timely, we must receive your written proposal no later than the close of business on the ninetieth (90th) day prior to the 2024 annual meeting, or the tenth (10th) day following the day on which the 2024 annual meeting date is publicly announced.
You may obtain a complete copy of the Bylaws by submitting a written request to our corporate secretary at our principal executive office.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 annual meeting of shareholders.
By Order of the Board of Directors,
Sarah A. Mussetter
Secretary
Englewood, Colorado
April 3, 2023

APPENDIX A
RED ROBIN GOURMET BURGERS, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
As amended by the Second Amendment, approved by the Board of Directors on December 6, 2022 and subject to stockholder approval at the Company’s 2023 annual meeting of stockholders
The following constitute the provisions of the Red Robin Gourmet Burgers, Inc. Amended and Restated Employee Stock Purchase Plan (the “Plan”).
1.
PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation (or a Subsidiary which may be designated by the Committee as “Participating Subsidiary”) and to provide them with an additional incentive to advance the best interests of the Corporation.
2.
DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.
“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).
“Board” means the Board of Directors of the Corporation.
“Code” means the Internal Revenue Code of 1986, as amended from time to time. “Commission” means the United States Securities and Exchange Commission.
“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.
“Common Stock” means the Common Stock, par value $0.001 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.
“Company” means, collectively, the Corporation, its Parent and its Subsidiaries (if any).
“Compensation” means an Eligible Employee’s regular gross pay for a 40-hour week. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees and allowances. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company.
“Contributions” means all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).
“Corporation” means Red Robin Gourmet Burgers, Inc., a Delaware corporation, and its successors.
“Effective Date” means July 12, 2017.

“Eligible Employee” means any employee of the Corporation or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary” (including any Subsidiaries which have become such after the date that this Plan is approved by the stockholders of the Corporation). Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:
(a)
who has been employed by the Corporation or a Subsidiary for less than one year; or

(b)
whose customary employment is for 20 hours or less per week.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.
“Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:
(a)
if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, then Fair Market Value shall be the closing sales price for the Common Stock as quoted on such exchange or system on the date of determination (or the closing bid, if no sales were reported), as reported in a source the Committee deems reliable;

(b)
if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, then Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last trading day that bids and asks for the Common Stock were reported), as reported in a source the Committee deems reliable; or;

(c)
in the absence of an established market for the Common Stock, the Fair Market Value of the Common Stock shall be determined in good faith by the Committee.

“Grant Date” means the first day of each Offering Period, as determined by the Committee and announced to potential Eligible Employees.
“Offering Period” means the six-consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period; provided further that the Grant Date for an Offering Period may not occur on or before the Exercise Date for the immediately preceding Offering Period.
“Option” means the stock option to acquire Shares granted to a Participant pursuant to Section 8.
“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).
“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.
“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.
“Plan” means this Red Robin Gourmet Burgers, Inc. Amended and Restated Employee Stock Purchase Plan, as amended from time to time.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission under Section 16 of the Exchange Act, as amended from time to time.
“Share” means a share of Common Stock.
“Subscription Agreement” means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.
“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.
3.
ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.
4.
STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a)
Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any shares of Common Stock held as treasury shares. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is ~~250,000~~600,000 Shares, subject to adjustments pursuant to Section 17 (the “Plan Limit”).

In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the Shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.
(b)
The maximum number of Shares that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 750, subject to adjustments pursuant to Section 17 (the “Individual Limit”); provided, however, that the Committee may establish a different Individual Limit in offering documents, in which case the 750 Share limit shall be superseded by the Individual Limit set forth in such offering documents. The Individual Limit shall be proportionately adjusted for any Offering Period of less than six months, and may, at the discretion of the Committee, be proportionately increased for any Offering Period of greater than six months.

5.
OFFERING PERIODS

During the term of this Plan, the Corporation will offer Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Unless otherwise specified by the Committee in advance of the Offering Period, an Offering Period that commences on or about July 1 will end the following December 31 and an Offering Period that commences on or about January 1 will end the following June 30. Each Option shall become effective on the Grant Date. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date. The first Offering Period shall commence as of a date determined by the Board or Committee, but no earlier than the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6.
PARTICIPATION

(a)
An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Eligible Person and filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

(b)
Notwithstanding the foregoing, a Participant’s Contribution election shall be subject to the following limitations:

(i)
the 5% ownership and the $25,000 annual purchase limitations set forth in Section 8(c);

(ii)
a Participant may not elect to contribute more than 15% of his or her Compensation each pay period as Plan Contributions; and

(iii)
such other limits, rules, or procedures as the Committee may prescribe.

(c)
Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee’s Subscription Agreement, and his or her participation election and withholding consent therein, shall remain valid for all Offering Periods until (i) the Eligible Employee’s participation terminates pursuant to the terms hereof, (ii) the Eligible Employee files a new Subscription Agreement that becomes effective, or (iii) the Committee requires that a new Subscription Agreement be executed and filed with the Corporation.

7.
METHOD OF PAYMENT OF CONTRIBUTIONS

(a)
The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)
Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her participation terminates pursuant to Section 11.

(c)
A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(c) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts, and other modifications or suspensions of Subscription Agreements, except as provided in Section 7(e) or 7(f), are not permitted.

(d)
During leaves of absence approved by the Corporation and meeting the requirements of Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his or her normal paydays equal to the reduction in his or her Plan Contributions caused by his or her leave.

(e)
A Participant may discontinue, increase, or decrease the level of his or her Contributions (within Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(e) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election.

(f)
A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement that indicates such election. Unless otherwise provided by the Committee, an election pursuant to this Section 7(f) shall be effective no earlier than the first payroll period that starts after the Corporation’s receipt of such election.

8.
GRANT OF OPTION

(a)
On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Option Price, subject to the maximum determined pursuant to Section 4(b).

(b)
The Committee shall determine the Option Price per Share of the Shares subject to an Option for an Offering Period; provided that such Option Price may not be less than the lesser of: (i) 85% of the Fair Market Value of a Share on the applicable Grant Date; and (ii) 85% of the Fair Market Value of a Share on the applicable Exercise Date.

(c)
Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase Shares under this Plan to the extent:

(i)
it would, if exercised, cause the person to own “stock” (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(ii)
such Option would cause such individual to have rights to purchase stock under this Plan (and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code) that accrue at a rate that exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.
EXERCISE OF OPTION

Unless a Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole Shares subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.
If any amount which is not sufficient to purchase a whole Share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the Share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of Shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.
If an amount which exceeds the Individual Limit established pursuant to Section 4(b) or one of the limitations set forth in Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.
10.
DELIVERY

As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit Participants to elect that such certificates representing the Shares purchased or to be purchased under the Plan be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate, or if for any other reason the Corporation cannot issue or deliver Shares and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant the amount of the balance credited to his or her Account.
11.
TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)
Except as provided in the next paragraph, if a Participant ceases to be an Eligible Employee for any reason, or if the Participant elects to terminate Contributions pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her or in cash (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13 in cash), and such Participant’s Option and participation in the Plan shall be automatically terminated.

If a Participant (i) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Company through the Exercise Date, or (ii) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the Participant is an employee of the Company or on such leave as of the applicable Exercise Date, such Participant’s Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely election to terminate Contributions in accordance with Section 7(c), in which case such Participant’s Account shall be paid to him or her in cash in accordance with the foregoing paragraph).

(b)
A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

(c)
For purposes of this Plan, if a Participating Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary shall be deemed to have terminated employment for purposes of this Plan and shall no longer be an Eligible Employee, unless the person continues as an Eligible Employee in respect of another Company entity.

12.
ADMINISTRATION

(a)
The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of this Plan, in which case references to the “Committee” shall be deemed to be references to the Board.

(b)
The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Corporation.

(c)
Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, the Corporation, any Participating Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Corporation. No member of the Board or Committee, or officer or agent of the Company, shall be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

13.
DESIGNATION OF BENEFICIARY

(a)
A Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant’s death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, (i) such Shares and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Corporation receives notice of such Participant’s death and (ii) any outstanding unexercised

Option shall terminate. If a Participant’s death occurs at any other time, the balance of such Participant’s Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Corporation receives notice of such Participant’s death and such Participant’s Option shall terminate. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.
(b)
Beneficiary designations may be changed by the Participant at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death, the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

14.
TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Option or rights with respect to the exercise of any Option or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all Shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant’s death, to the Participant’s beneficiary pursuant to Section 13.
15.
USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).
16.
REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.
17.
ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split, any merger, combination, consolidation, or other reorganization, any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property), any exchange of Common Stock or other securities of the Corporation, any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, or any sale of substantially all the assets of the Corporation as an entirety occurs; the Committee shall, in such manner, to such extent (if any), and at such time as it deems appropriate and equitable in the circumstances:
(a)
proportionately adjust any or all of (i) the number and type of Shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the

Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options; or
(b)
make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or strike price of the Option.
In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.
18.
POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.
19.
TERM OF PLAN; AMENDMENT OR TERMINATION

(a)
This Plan shall be effective as of the Effective Date. No new Offering Periods shall commence on or after the day before the tenth anniversary of the Effective Date and this Plan shall terminate as of the later of (i) the tenth anniversary of the Effective Date and (ii) the Exercise Date of the last Offering Period commenced on or prior to the day before the tenth anniversary of the Effective Date, unless sooner terminated pursuant to Section 4, Section 18, or this Section 19.

(b)
The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, without notice (including, without limitation, the limits of Sections 4(b) and 6(b)(ii)). Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan, or otherwise deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan and such designation shall not constitute an amendment to this Plan requiring stockholder approval.

20.
NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.
21.
CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of Shares are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
22.
PLAN CONSTRUCTION

(a)
It is the intent of the Corporation that transactions involving Options under this Plan in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act satisfy the requirements for applicable exemptions under Rule 16 promulgated by the Commission under Section 16 of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder.

(b)
This Plan and Options are intended to qualify under Section 423 of the Code.

(c)
If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.
EMPLOYEES’ RIGHTS

(a)
Nothing in this Plan (or in any other documents related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, or shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate his or her employment or other service with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

(b)
No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation. No special or separate reserve, fund or deposit will be made to assure any such payment.

(c)
A Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.
MISCELLANEOUS

(a)
This Plan, the Options, and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(b)
Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(c)
The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose, with respect to each of (i) and (ii), to the extent consistent with any other plan or authority.

(d)
Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

25.
EFFECTIVE DATE

Notwithstanding anything else contained herein to the contrary, the effectiveness of this Plan is subject to the approval of this Plan by the stockholders of the Corporation within twelve months after the Effective Date. Notwithstanding anything else contained herein to the contrary, no Shares shall be issued or delivered under this Plan until such stockholder approval is obtained and, if such stockholder approval is not obtained within such twelve month period of time, all Contributions credited to a Participant’s Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such twelve month period.
26.
TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Company may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of any taxes which the Company reasonably determines it may be required to withhold with respect to such exercise. In such event, the maximum number of whole Shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).
Should the Company for any reason be unable, or elect not to, satisfy its tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Company reasonably determine that it has a tax withholding obligation with respect to a disposition of Shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Company shall have the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event or (ii) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event.

27.
NOTICE OF SALE

Any person who has acquired Shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the Shares if such sale or transfer occurs (i) within the two-year period after the Grant Date of the Offering Period with respect to which such Shares were acquired, or (ii) within the twelve month period after the Exercise Date of the Offering Period with respect to which such Shares were acquired.

ANNUAL MEETING OF STOCKHOLDERS OFRED ROBIN GOURMET BURGERS, INC.May 18, 2023GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxymaterial, statements, and other eligible documents online, while reducing costs, clutter, andpaper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, Proxy Statement, Form of Proxy Card, and 2022 Annual Report onForm 10-K are available at http://www.redrobin.com/eproxyPlease sign, date, and mailyour proxy card in theenvelope provided as soonas possible.Please detach along perforated line and mail in the e n v e l o p e p r o v i d e d .00033333333343300000 5 051823THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTORS LISTED UNDER PROPOSAL 1,“FOR” PROPOSALS 2, 4, AND 5, AND FOR “1 YEAR” IN PROPOSAL 3.PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERETHIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BEVOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNEDSTOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED ANDRETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BEVOTED “FOR” EACH DIRECTOR LISTED UNDER PROPOSAL 1, “FOR”PROPOSALS 2, 4, AND 5, AND FOR “1 YEAR” IN PROPOSAL 3.SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING INACCORDANCE WITH THE STOCKHOLDER’S SPECIFICATIONS. THIS PROXYCONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOTKNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THEANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFRED ROBIN GOURMET BURGERS, INC. PLEASE SIGN AND RETURN THISPROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF APROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOUATTEND THE MEETING.The undersigned hereby acknowledges receipt of the notice of annual meeting ofstockholders, proxy statement, and 2022 annual report on Form 10-K.1. The election of eight (8) directors for one-year terms:(a) Anthony S. Ackil(b) Thomas G. Conforti(c) Cambria W. Dunaway(d) G.J. Hart(e) Steven K. Lumpkin(f) David A. Pace(g) Allison Page(h) Anddria Varnado2. Approval, on an advisory basis, of the compensation of theCompany’s named executive officers.3. Approval, on an advisory basis, of the frequency of holdingan advisory vote on executive compensation.4. Approval of the Amendment to the Amended and RestatedEmployee Stock Purchase Plan.5. Ratification of the appointment of Deloitte & Touche LLP as theCompany’s independent auditors for the fiscal year endingDecember 31, 2023.NOTE: Such other business as may properly come before the meeting or anyadjournment thereof.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

RED ROBIN GOURMET BURGERS, INC.

The undersigned hereby appoints Todd Wilson and Sarah A. Mussetter, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Red Robin Gourmet Burgers, Inc. held of record by the undersigned on March 21, 2023 at the Annual Meeting of Stockholders to be held at Red Robin's YummmU, located at 10000 East Geddes Avenue, Unit 500, Englewood, Colorado 80112 at 8:00 a.m. MDT on May 18, 2023, or any adjournment or postponement thereof.

This proxy authorizes each of the persons named above to vote at her or his discretion on any other matter that may properly come before the meeting or any postponement or adjournment thereof. If this card is properly executed and returned, but contains no specific voting instructions, these shares will be voted in accordance with the recommendation of the Board of Directors.

(Continued and to be signed on the reverse side)

1.1 14475